UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

QCR Holdings, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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March 21, 2012

Dear Fellow Stockholder:

On behalf of the board of directors and management of QCR Holdings, Inc., we cordially invite you to attend the annual meeting of stockholders of QCR Holdings, Inc., to be held at 10:00 a.m. on May 2, 2012, at the i wireless Center located at 1201 River Drive, Moline, Illinois. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our 2011 Annual Report to Stockholders for your review. At the meeting, we will report on our operations and the outlook for the year ahead.

The annual meeting will be held for the purpose of electing three persons to serve as Class I directors, approving, in a non-binding, advisory vote, the compensation of certain executive officers, which is referred to as a “say-on-pay” proposal, considering a non-binding advisory proposal relating to the frequency with which stockholders will vote on such say-on-pay proposals, approving the QCR Holdings, Inc. Amended and Restated Employee Stock Purchase Plan, and ratifying the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for the year ending December 31, 2012.

We recommend that you vote your shares for the director nominees, for the “every year” option relating to the frequency of future say-on-pay proposals, and for all of the other proposals presented at the annual meeting.

We encourage you to attend the meeting in person. Regardless of whether you plan to attend the meeting, please COMPLETE, DATE, SIGN and RETURN THE ENCLOSED PROXY CARD in the enclosed envelope or vote by telephone or internet by following the preprinted instructions on the enclosed proxy card. This will assure that your shares are represented at the meeting.

We look forward to seeing you and visiting with you at the meeting.

Very truly yours,

/s/ James J. Brownson	/s/ Douglas M. Hultquist
James J. Brownson Chairman of the Board	Douglas M. Hultquist President and Chief Executive Officer

PARENT COMPANY OF:    QUAD CITY BANK & TRUST     CEDAR RAPIDS BANK & TRUST     ROCKFORD BANK & TRUST     m2 LEASE FUNDS

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 2, 2012

To the stockholders of QCR Holdings, Inc.:

The annual meeting of stockholders of QCR Holdings, Inc., a Delaware corporation, will be held at the i wireless Center located at 1201 River Drive, Moline, Illinois on Wednesday, May 2, 2012, at 10:00 a.m., local time, for the following purposes:

1.	to elect three Class I directors until the regular annual meeting of stockholders in 2015 and until their successors are elected and have qualified;

2.	to approve, in a non-binding, advisory vote, the compensation of certain executive officers as described in the accompanying proxy statement, which is referred to as a “say-on-pay” proposal;

3.	to approve, in a non-binding, advisory vote, the frequency with which stockholders will vote on future say-on-pay proposals;

4.	to approve the QCR Holdings, Inc. Amended and Restated Employee Stock Purchase Plan;

5.	to ratify the appointment of McGladrey & Pullen, LLP as QCR Holdings’ independent registered public accounting firm for the fiscal year ending December 31, 2012; and

6.	to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

The board of directors has fixed the close of business on March 7, 2012, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there is an insufficient number of votes for a quorum or to approve any of the proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

By order of the Board of Directors

/s/ Cathie S. Whiteside

Cathie S. Whiteside

Executive Vice President,

Corporate Strategy and Branding

Secretary

Moline, Illinois

March 21, 2012

PARENT COMPANY OF:    QUAD CITY BANK & TRUST         CEDAR RAPIDS BANK & TRUST         ROCKFORD BANK & TRUST    m2 LEASE FUNDS

PROXY STATEMENT

QCR Holdings, Inc., a Delaware corporation, is the holding company for Quad City Bank and Trust Company, Cedar Rapids Bank and Trust Company, and Rockford Bank and Trust Company. Quad City Bank and Trust is an Iowa banking association located in Bettendorf, Iowa, with banking locations in Bettendorf and Davenport, Iowa and in Moline, Illinois. Quad City Bank and Trust owns 80% of the equity interests of m2 Lease Funds, LLC, a Wisconsin limited liability company based in Milwaukee that is engaged in the business of leasing machinery and equipment to businesses under direct financing lease contracts. Cedar Rapids Bank and Trust is an Iowa banking association located in Cedar Rapids, Iowa. Rockford Bank and Trust is an Illinois state bank located in Rockford, Illinois. QCR Holdings also owns all of the common stock of four business trust subsidiaries that were created to issue trust preferred securities. When we refer to our “banking subsidiaries” in this proxy statement, we are collectively referring to Quad City Bank and Trust, Cedar Rapids Bank and Trust, and Rockford Bank and Trust. When we refer to our “subsidiaries” in this proxy statement, we are collectively referring to our banking subsidiaries, as well as our other subsidiaries and business trusts.

This proxy statement is furnished in connection with the solicitation by the board of directors of QCR Holdings of proxies to be voted at the annual meeting of stockholders to be held at the i wireless Center located at 1201 River Drive, Moline, Illinois, on May 2, 2012, at 10:00 a.m., local time, and at any adjournments or postponements of the meeting. We have enclosed a copy of our 2011 Annual Report, which includes consolidated financial statements of QCR Holdings and our subsidiaries. This proxy statement and related materials are first being mailed to stockholders of QCR Holdings on or about March 21, 2012.

The following is information regarding the meeting and the voting process, and is presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card from us because on March 7, 2012, the record date for the annual meeting, you owned shares of QCR Holdings common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning those matters to assist you in making an informed decision.

When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

You are being asked to vote on:

•	the election of three Class I directors for a term expiring in 2015;

•	a non-binding, advisory proposal to approve the compensation of certain executive officers, which is referred to as a “say-on-pay” proposal;

•	a non-binding advisory proposal regarding the frequency with which stockholders will vote on such say-on-pay proposals in the future;

•	the QCR Holdings, Inc. Amended and Restated Employee Stock Purchase Plan; and

•	the ratification of the selection of independent registered public accountants.

These matters are more fully described in this proxy statement.

If I am the record holder of my shares, how do I vote?

You may vote by mail, by telephone, by internet or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted “for” all nominees named in this proxy statement, “for” the “every year” option relating to the frequency of future say-on-pay proposals and “for” each of the other proposals described in this proxy statement.

Although you may vote by mail, we ask that you vote instead by internet or telephone, which saves us postage and processing costs.

You may vote by telephone by calling the toll-free number specified on your proxy card or by accessing the internet website specified on your proxy card and by following the preprinted instructions on the proxy card. If you submit your vote by internet, you may incur costs, such as cable, telephone and internet access charges. Votes submitted by telephone or internet must be received by midnight CDT on Monday, April 30, 2012. The giving of a proxy by either of these means will not affect your right to vote in person if you decide to attend the meeting.

If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of a broker or other fiduciary (or in what is usually referred to as “street name”), you will need to arrange to obtain a legal proxy from that person or entity in order to vote in person at the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

If I hold shares in the name of a broker or fiduciary, who votes my shares?

If you received this proxy statement from your broker or other fiduciary, your broker or fiduciary should have given you instructions for directing how that person or entity should vote your shares. It will then be your broker or fiduciary’s responsibility to vote your shares for you in the manner you direct. Please complete, execute and return the proxy card in the envelope provided by your broker.

Under the rules of various national and regional securities exchanges, brokers generally may vote on routine matters, such as the ratification of the engagement of an independent public accounting firm, but may not vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares. The election of directors, the approval of the QCR Holdings, Inc. Amended and Restated Employee Stock Purchase Plan and the approval of the two non-binding, advisory proposals on executive compensation are all non-routine matters, and consequently, your broker or fiduciary will not have discretionary authority to vote your shares on these matters. If your broker or fiduciary does not receive instructions from you on how to vote on these matters, your broker or fiduciary will return the proxy card to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a “broker non-vote” and may affect the outcome of the voting on those matters.

We therefore encourage you to provide directions to your broker or fiduciary as to how you want your shares voted on all matters to be brought before the 2012 annual meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

A number of banks and brokerage firms participate in a program that also permits stockholders to direct their vote by telephone or internet. If your shares are held in an account at such a bank or brokerage firm, you may vote your shares by telephone or internet by following the instructions on their enclosed voting form. If you submit your vote by internet, you may incur costs, such as cable, telephone and internet access charges. Voting your shares in this manner will not affect your right to vote in person if you decide to attend the meeting, however, you must first request a legal proxy either on the internet or the enclosed proxy card. Requesting a legal proxy prior to the deadline stated above will automatically cancel any voting directions you have previously given by internet or by telephone with respect to your shares.

What does it mean if I receive more than one proxy card?

It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with brokers. Please sign and return ALL proxy forms to ensure that all your shares are voted. If you received more than one proxy card but only one copy of the proxy statement and annual and transitional reports, you may request additional copies from us at any time.

What if I change my mind after I return my proxy?

If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•	signing another proxy with a later date and returning that proxy to us;

•	timely submitting another proxy via the telephone or internet;

•	sending notice to us that you are revoking your proxy; or

•	voting in person at the meeting.

If you hold your shares in the name of your broker or through a fiduciary and desire to revoke your proxy, you will need to contact that person or entity to revoke your proxy.

How many votes do we need to hold the annual meeting?

A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

Shares are counted as present at the meeting if the stockholder either:

•	is present in person at the meeting; or

•	has properly submitted a signed proxy card or other proxy.

On March 7, 2012, the record date, there were 4,823,150 shares of common stock outstanding. Therefore, at least 2,411,576 shares need to be present in person or by proxy at the annual meeting in order to hold the meeting and conduct business.

What happens if a nominee is unable to stand for election?

The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than the number of nominees presented for election at the meeting. The board has no reason to believe any nominee will be unable to stand for election.

What options do I have in voting on each of the proposals?

You may vote “for” or “withhold authority to vote for” each nominee for director. You may vote “every year,” “every two years,” “every three years” or “abstain” on the proposal regarding the frequency of future say-on-pay votes. You may vote “for,” “against” or “abstain” on each of the other proposals described in this proxy statement and on any other proposal that may properly be brought before the meeting.

How many votes may I cast?

Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for each proposal?

Our directors are elected by a plurality and the three individuals receiving the highest number of votes cast “for” their election will be elected as Class I directors of QCR Holdings. A “withhold authority to vote for” and broker non-votes will have no effect on the election of any director at the annual meeting.

The frequency with which future say-on-pay votes will be held will also be decided by a plurality, with the frequency receiving the most votes being considered the choice of the stockholders. Abstentions and broker non-votes will have no effect on this proposal.

Approval of the say-on-pay proposal, the QCR Holdings, Inc. Amended and Restated Employee Stock Purchase Plan, the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm, and any other proposals, must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Abstentions will have the effect of voting against these proposals. Broker non-votes are not considered to be entitled to vote and will not have any effect on the voting of these matters.

Because the say-on-pay and frequency of future say-on-pay votes are advisory, the outcome of such votes will not be binding on the board of directors. Also, please remember that the election of directors, the QCR Holdings, Inc. Amended and Restated Employee Stock Purchase Plan and the non-binding, advisory proposals on executive compensation are each considered to be non-routine matters. As a result, if your shares are held by a broker or other fiduciary, it cannot vote your shares on these matters unless it has received voting instructions from you.

Where do I find the voting results of the meeting?

If available, we will announce voting results at the meeting. The voting results will also be disclosed on a Form 8-K that we will file within four business days after the annual meeting.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of QCR Holdings or of our subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 2, 2012.

Our proxy statement for the annual meeting of stockholders to be held on May 2, 2012, other proxy materials, and our annual report to stockholders for the fiscal year 2011 is available online at the following web site address: http://www.snl.com/irweblinkx/presentations. aspx?iid=1024092.

ELECTION OF DIRECTORS

Our directors are divided into three classes having staggered terms of three years. Stockholders will be entitled to elect three Class I directors for a term expiring in 2015. The board has considered and nominated current directors James J. Brownson, Todd A. Gipple, and Donna J. Sorensen to serve as Class I directors of QCR Holdings. John A. Rife (retired President and Chief Executive Officer of United Fire Group), a Class I director since 2006, informed the board that he would not seek reelection for an additional term as a director of QCR Holdings, and accordingly, the board did not re-nominate him for election at this year’s meeting. As a result, his directorship will end at the 2012 annual meeting of stockholders, and the board intends to reduce the size of the board from 13 to 12 following the annual meeting. The board expresses its thanks to Mr. Rife for his many years of dedicated service.

We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information concerning the nominees for election and for each of the other persons whose terms of office will continue after the meeting, including age, year first elected a director and business experience during the previous five years.

Directors are elected by a plurality and the three individuals receiving the highest number of votes cast for their election will be elected as Class I directors. Our board of directors unanimously recommends that you vote your shares “FOR” all of the nominees for directors.

Name—(Age)	Director Since	Positions with QCR Holdings and subsidiaries
NOMINEES
CLASS I (New Term Will Expire in 2015)
James J. Brownson—(Age 66)	1997	Chairman of the Board and Director of QCR Holdings; Director of Quad City Bank and Trust

Todd A. Gipple—(Age 48)	2009	Director of QCR Holdings; Executive Vice President, Chief Operating Officer, and Chief Financial Officer of QCR Holdings; Director of Quad City Bank and Trust; Director of Cedar Rapids Bank and Trust; Director of Rockford Bank and Trust

Donna J. Sorensen—(Age 62)	2009	Director of QCR Holdings; Vice Chairman of the Board and Director of Cedar Rapids Bank and Trust

CONTINUING DIRECTORS
CLASS II (Term Expires 2013)
Patrick S. Baird—(Age 58)	2010	Vice Chairman of the Board and Director of QCR Holdings; Director of Cedar Rapids Bank and Trust

Larry J. Helling—(Age 56)	2001	Director of QCR Holdings; President, Chief Executive Officer and Director of Cedar Rapids Bank and Trust; Director of Quad City Bank and Trust; Director of m2 Lease Funds

Douglas M. Hultquist—(Age 56)	1993	President, Chief Executive Officer and Director of QCR Holdings; Director of Quad City Bank and Trust; Director of Rockford Bank and Trust; Director of m2 Lease Funds

Mark C. Kilmer—(Age 53)	2004	Director of QCR Holdings; Chairman of the Board and Director of Quad City Bank and Trust

Charles M. Peters—(Age 58)	2007	Director of QCR Holdings; Chairman of the Board and Director of Cedar Rapids Bank and Trust

CLASS III (Term Expires 2014)

John K. Lawson—(Age 72)	2000	Director of QCR Holdings; Director of Quad City Bank and Trust

Ronald G. Peterson—(Age 68)	1993	Director of QCR Holdings; Director of Quad City Bank and Trust

John D. Whitcher—(Age 57)	2008	Director of QCR Holdings; Chairman of the Board and Director of Rockford Bank and Trust

Marie Z. Ziegler—(Age 54)	2008	Director of QCR Holdings; Director of Quad City Bank and Trust

All of our continuing directors and nominees will hold office for the terms indicated, or until their earlier death, resignation, removal, disqualification, or ineligibility due to exceeding age eligibility requirements (a person who has reached age 72 before the date of the annual meeting is not eligible for election to the board) and until their respective successors are duly elected and qualified. All of our executive officers hold office for a term of one year. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of our directors or executive officers have been selected for their respective positions. Mr. Hultquist is a director of United Fire & Casualty Company, and Mr. Baird is a director of National Financial Partners Corp, both companies with securities registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No other nominee or director has been a director of another company with securities registered under the Exchange Act within the past five years.

The business experience of each of the nominees and continuing directors for the past five years, as well as their qualifications to serve on the board, are as follows:

Patrick S. Baird is the retired President and Chief Executive Officer of AEGON USA, LLC, the U.S. subsidiary of the AEGON Insurance Group, a leading multinational insurance organization. Mr. Baird joined the AEGON USA companies in 1976. He was appointed to that position in March 2002, having previously served as Executive Vice President and Chief Operating Officer, Chief Financial Officer and Chief Tax Officer. He is a graduate of the University of Iowa, and is a Certified Public Accountant. Mr. Baird was appointed by the Governor of the State of Iowa to the Ijobs Commission as Vice Chairman and also serves as a Commissioner for the Eastern Iowa Airport. Mr. Baird is also a founding board member and Treasurer of the Zach Johnson Foundation. He currently serves as a director and audit committee member for National Financial Partners, a NYSE listed firm. Mr. Baird has been a director of Cedar Rapids Bank and Trust since its formation in 2001. We consider Mr. Baird to be a qualified candidate for service on the board and on the committees he is a member of due to his experience as the President and Chief Executive Officer of a successful insurance company in Cedar Rapids, Iowa, one of our market areas, his knowledge of the business community in this area and his broad based financial acumen.

James J. Brownson is President of W.E. Brownson Co., a manufacturers’ representative agency located in Davenport, Iowa involved in the sale of custom engineered products to OEM manufacturers in the Midwest, and has been in that position since 1978. Mr. Brownson is a graduate of St. Ambrose University, Davenport, Iowa and the Graduate School of Banking, University of Wisconsin, Madison, Wisconsin. He began his career in 1967 as a member of the audit staff at Arthur Young & Co., in Chicago, Illinois. From 1969 until 1978, Mr. Brownson was employed by Davenport Bank and Trust Company, where he left as Senior Vice President and Cashier. He is a past member of the National Sales Representative Council of Crane Plastics, Columbus, Ohio, and Dayton Rogers Manufacturing Co., Minneapolis, Minnesota. Mr. Brownson has been a featured speaker at national Bank Director Magazine and SNL Financial conferences on the role of the board of directors in executive compensation, strategic planning and the boards’ strategic role in successful community banking. Mr. Brownson has served on the board of directors of the United Way of the Quad Cities, Junior Achievement of the Quad Cities, St. Ambrose University Alumni Association and United Cerebral Palsy of the Quad Cities. Mr. Brownson has been a director of Quad City Bank and Trust since its formation in October 1993. We consider Mr. Brownson to be a qualified candidate for service on the board and the committees he is a member of due to his experience as the President of a successful manufacturer’s representative business in Davenport, Iowa, one of our market areas, his prior experience in banking and public accounting, his educational background in banking, his participation in numerous national banking conferences, and his knowledge of the business community throughout the Midwest.

Todd A. Gipple is a Certified Public Accountant and began his career with KPMG Peat Marwick in 1985. In 1991, McGladrey & Pullen acquired the Quad Cities practice of KPMG. Mr. Gipple was named Tax Partner with McGladrey & Pullen in 1994 and served as the Tax Partner-in-Charge of the firm’s Mississippi Valley Practice and as one of five Regional Tax Coordinators for the national firm. He specialized in Financial Institutions Taxation and Mergers and Acquisitions throughout his 14-year career in Public Accounting. He joined QCR Holdings in January of 2000, and currently serves as Executive Vice President, Chief Operating Officer and Chief Financial Officer. He also serves as a Director of Quad City Bank and Trust, Cedar Rapids Bank and Trust, and Rockford Bank and Trust. Mr. Gipple previously served on the board of directors and the Executive Committee of the Davenport Chamber of Commerce, United Way of the Quad Cities and the Scott County Beautification Foundation, and was a member of the original Governing Body for the Quad City’s “Success by 6” Initiative. Mr. Gipple currently serves on the Audit Committees for the United Way of the Quad Cities and for the Community Foundation of the Great River Bend. He is also Chairman of the board of directors of Skip-A-Long, and is a member of the American Institute of CPAs and the Iowa Society of CPAs. We consider Mr. Gipple to be a qualified candidate for service on the board and the committees he is a member of due to his experience as the Chief Financial Officer and Chief Operating Officer of QCR Holdings and his prior experience as a tax partner in public accounting.

Larry J. Helling was previously the Executive Vice President and Regional Commercial Banking Manager of Firstar Bank in Cedar Rapids with a focus on the Cedar Rapids metropolitan area and the Eastern Iowa region. Prior to his six years with Firstar, Mr. Helling spent twelve years with Omaha National Bank. Mr. Helling is a graduate of the Cedar Rapids’ Leadership for Five Seasons program and currently serves on the board of directors of the United Way of East Central Iowa and the board of trustees of Junior Achievement. He is past President and a member of the Rotary Club of Cedar Rapids, on the board of the Entrepreneurial Development Center, the Cedar Rapids Museum of Art and is Chairman of the Downtown Cedar Rapids Self-Supported Municipal Improvement District. We consider Mr. Helling to be a qualified candidate for service on the board and the committees he is a member of due to his past experience as an executive officer of Firstar Bank, located in Cedar Rapids, Iowa, one of our market areas, and his prior banking experience.

Douglas M. Hultquist is a certified public accountant and previously served as a tax partner with two major accounting firms. He began his career with KPMG Peat Marwick in 1977 and was named a partner in 1987. In 1991, the Quad Cities office of KPMG Peat Marwick merged with McGladrey & Pullen. Mr. Hultquist served as a tax partner in the Illinois Quad Cities office of McGladrey & Pullen from 1991 until co-founding QCR Holdings in 1993. During his public accounting career, Mr. Hultquist specialized in bank taxation, taxation of closely held businesses, and mergers and acquisitions. Mr. Hultquist served on the board of directors of the PGA TOUR John Deere Classic and was its Chairman for the July 2001 tournament. Mr. Hultquist serves on the board of United Fire Group, and is chair of its Risk Management Committee, is past chairman of the Augustana College board of trustees, a past president of the Quad City Estate Planning Council, past finance chairman of Butterworth Memorial Trust and previously served on the board of the Illinois Bankers Association. He is also a member of the American Institute of CPAs and the Iowa Society of CPAs, and was recently selected as the Iowa Society of CPAs’ Outstanding CPA in Business and Industry for 2011. Mr. Hultquist is a member of the Quad Cities Chamber of Commerce board of directors, and participates in Big Brothers/Big Sisters. He received his undergraduate degree from Augustana College in Accounting and Economics in 1977 and in 2009 received an Honorary Doctorate degree from the college. Along with co-founder Mr. Michael A. Bauer, Mr. Hultquist received the 1998 Ernst & Young “Entrepreneur of the Year” award for the Iowa and Nebraska region and was inducted into the Quad Cities Area Junior Achievement Business Hall of Fame in 2003. We consider Mr. Hultquist to be a qualified candidate for service on the board and the committees he is a member of due to his experience as the President and Chief Executive Officer of QCR Holdings and his prior public accounting experience as a tax partner.

Mark C. Kilmer is President of The Republic Companies, a family-owned group of businesses founded in 1916 and headquartered in Davenport, Iowa involved in the wholesale equipment and supplies distribution of energy management, electrical, refrigeration, heating, air-conditioning and sign support systems. Prior to joining Republic in 1984, Mr. Kilmer worked in the Management Information Systems Department of Standard Oil of California (Chevron) in San Francisco. Mr. Kilmer currently is a board member of The Genesis Health System and serves on the board of directors of IMARK Group, Inc., a national member-owned purchasing cooperative of electric supplies and equipment distributors. He is a two-term past chairman of the PGA TOUR John Deere Classic and the past chairman of the Scott County YMCA’s board of directors. Mr. Kilmer is the past chairman of the board of Genesis Medical Center, and has served on the board of directors of The Genesis Heart Institute, St. Luke’s Hospital, Rejuvenate Davenport, The Vera French Foundation and Trinity Lutheran Church. He was a four-time project business consultant for Junior Achievement. Mr. Kilmer has been a director of Quad City Bank and Trust since February 1996 and named its Chairman in January 2007. Prior to joining the board of Quad City Bank and Trust, Mr. Kilmer served on the board of Citizen’s Federal Savings Bank in Davenport, Iowa. We consider Mr. Kilmer to be a qualified candidate for service on the board and the committees he is a member of due to his experience as the President of a successful wholesale and supply distribution business in Davenport, Iowa, one of our market areas, prior service on a bank board and his knowledge of the business community in this area.

John K. Lawson began his career with Deere & Company in 1958 as an engineering co-op trainee and worked in various positions with Deere & Company until his retirement in 2002. He received his mechanical engineering degree in 1962 from Iowa State University. Mr. Lawson held a variety of positions in several manufacturing operations, including General Manager in Dubuque and Davenport. In 1985, Mr. Lawson was named Vice President, Manufacturing, Agricultural Equipment Division. In 1992, he became President of the Construction Division. In his final position with Deere & Company as Senior Vice President, Technology and Engineering for Deere & Company, Mr. Lawson was responsible for the company’s engineering, business computer systems, quality, supply management and communications areas. He is a member of the board of governors of the Iowa State University Foundation, the board of directors of Junior Achievement of the Heartland Foundation, and the Moline Foundation Finance Committee. Mr. Lawson also serves as a board member for Muscatine Foods, Inc., located in Muscatine, Iowa. Mr. Lawson has been director of Quad City Bank and Trust since July 1997. Prior to joining the board of Quad City Bank and Trust, Mr. Lawson served on the board of First of America in Rock Island, Illinois. We consider Mr. Lawson to be a qualified candidate for service on the board and the committees he is a member of due to his past experience as an executive officer of Deere & Company, prior service on a bank board, and his knowledge of, and prominence in, our Iowa and Illinois market areas.

Charles M. Peters is the President and Chief Executive Officer of The Gazette Company, a media company located in Cedar Rapids, Iowa consisting of two operating companies: Gazette Communications and Cedar Rapids Television Company. Gazette Communications publishes The Gazette newspaper, local shoppers, has numerous online sites and provides direct marketing and commercial printing services. Cedar Rapids Television Company broadcasts KCRG—TV9, an ABC affiliate. Mr. Peters is a lawyer by training, but he spent a decade in the appliance business, five years as President of Amana Refrigeration and until 1998 as Vice President—Administration of Maytag. He was the Chief Executive Officer of Breakthrough, an Iowa City start-up software and consulting company engaged in developing effective early literacy programs for school systems. Mr. Peters is a current director of Swift Communications, Inc. Mr. Peters is active in many civic and charitable organizations. Mr. Peters has been a director of Cedar Rapids Bank and Trust since its formation in October 2001, and was named its Chairman in 2006. We consider Mr. Peters to be a qualified candidate for service on the board and the committees he is a member of due to his experience as the President and Chief Executive Officer of a successful media company in Cedar Rapids, Iowa, one of our market areas, and his knowledge of the business community in this area.

Ronald G. Peterson is the retired President and Chief Executive Officer of the First State Bank of Illinois, located in La Harpe, Illinois. Prior to his retirement, he served in that position since 1982. Mr. Peterson serves on the board of directors of First State Bank of Illinois, and is Treasurer and Vice President of First State Bancorporation, Inc. He currently serves as a member of the board of directors and Vice President of the La Harpe Educational Foundation, a co-chairman of the McDonough District Hospital Development Council and is a member of the board of directors and is President of the Macomb Rotary Club. He is a past President and Treasurer of the Western Illinois University Foundation, and is a current member of the Foundation’s Executive Committee. In 2005, Mr. Peterson was named Banker of the Year by the Illinois Bankers Association. Mr. Peterson has been a director of Quad City Bank and Trust since its formation in October 1993, and currently serves as Chair of its Loan Committee. We consider Mr. Peterson to be a qualified candidate for service on the board and the committees he is a member of due to his experience in the banking industry serving as the President and Chief Executive Officer of First State Bank of Illinois, located in La Harpe, Illinois.

Donna J. Sorensen is President of Sorensen Consulting, a management consulting and executive coaching firm. Ms. Sorensen earned her undergraduate degree from Marycrest College and her Juris Doctorate degree from the University of Iowa College of Law. She has twenty years of prior experience in trust and investment management serving as Executive Vice President Institutional Trust for U.S. Bank (formerly Firstar Bank). Ms. Sorensen currently serves on the board of the University of Iowa Presidential Committee on Athletics, is President of the board of trustees of the Brucemore National Historic Trust Site and is a member of the Iowa State Bar Association. She has been a director of Cedar Rapids Bank and Trust since 2002, and she currently serves as Vice Chair of its Board, as well as the Chair of its Board Wealth Management Committee. We consider Ms. Sorensen to be a qualified candidate for service on the board and the committees she is a member of due to her experience as the President of a consulting firm in Iowa City, Iowa, her prior banking experience and her education and training as an attorney.

John D. Whitcher is Vice President and General Counsel, as well as Director and Shareholder, of Viking Chemical Company. Mr. Whitcher earned his undergraduate and Juris Doctorate degrees from Southern Methodist University. He is a past director of Rockford Health System, the largest health system in the region, and previously served as chairman of the audit committee and is a past member of the finance committee, the planning committee and the executive compensation committee. He is a past chairman of the board of both the Northern Illinois Chapter of Big Brothers/Big Sisters and the Crusader Clinic Health Foundation and remains active in the Rockford community. Mr. Whitcher has been a director of Rockford Bank and Trust since its formation in January 2005, and was named its Chairman in May 2009. We consider Mr. Whitcher to be a qualified candidate for service on the board and the committees he is a member of due to his experience as Vice President and General Counsel of a chemical company in Rockford, Illinois, one of our market areas, his knowledge of the business community in this area and his education and training as an attorney.

Marie Z. Ziegler is Vice President and Treasurer of Deere & Company. Ms. Ziegler joined Deere & Company in 1978 as a consolidation accountant and has held management positions in finance, treasury operations, strategic planning and investor and banking relations. Most recently, she served as Vice President, Investor Relations for the company. Ms. Ziegler is a 1978 graduate of St. Ambrose University, with a bachelor of arts in accounting. She received her CPA in 1979 and an MBA from the University of Iowa in 1985. Ms. Ziegler is on the board of trustees for the Two Rivers YMCA (Moline, Illinois) and on the fundraising committee of Playcrafters Barn Theatre (Moline, Illinois). She is a member of The University of Iowa’s College of Business Board of Visitors. Ms. Ziegler is a past member of Unified Growth Strategy Committee of the Illinois Quad City Chamber of Commerce, and a past member of the board of the Girl Scouts of the Mississippi Valley, Inc., Trinity Regional Health System and Trinity Medical Center. She also served on the Deere & Company Credit Union board, and as a member of the board of the United Way of the Quad Cities, chaired its 2003 Quad Cities United Way Campaign. She also is past treasurer of fundraising for Playcrafters Barn Theatre, Moline. We consider Ms. Ziegler to be a qualified candidate for service on the board and the committees she is a member of due primarily to the knowledge and experience regarding public companies she gained in her role as Vice President and Treasurer of Deere & Company, a publicly-traded company with over $32 billion in annual revenues. At Deere & Company, Ms. Ziegler regularly interacts with banks, institutional investors and sell side analysts as a company representative, and this experience with participants in the public marketplace makes her a valuable contributor as a director of QCR Holdings. Ms. Ziegler is also involved with a number of charitable organizations headquartered in communities served by QCR Holdings, providing her with business connections and extensive knowledge of our market areas.

Our executive officers consist of Douglas M. Hultquist, Todd A. Gipple and Larry J. Helling, each of whom is also a director of QCR Holdings. Mr. Hultquist has served as the President and Chief Executive Officer of QCR Holdings since 1993; Mr. Gipple has served as the Executive Vice President, Chief Operating Officer and Chief Financial Officer since 2008, and he previously served as Executive Vice President and Chief Financial Officer since 2000; and Mr. Helling has served as President and Chief Executive Officer of Cedar Rapids Bank and Trust since 2001.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

Generally, the board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of QCR Holdings, which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the full board, which are held no less frequently than quarterly. Our directors also discuss business and other matters with Mr. Hultquist, our Chief Executive Officer, other key executives and our principal external advisers (legal counsel, auditors and other consultants). The board is currently comprised of thirteen directors. As a result of the proposed retirement of Mr. Rife to not stand for reelection at the annual meeting, the board intends to reduce the size of the board to 12 members following the annual meeting.

Directors Baird, Brownson, Kilmer, Lawson, Peters, Peterson, Sorensen, Whitcher and Ziegler are deemed to be “independent” as that term is defined by Nasdaq. Directors Gipple, Helling, and Hultquist are not considered to be “independent” because they also serve as executive officers of either QCR Holdings or one of our subsidiaries.

During 2011, the board of directors had an Audit Committee, a Risk Oversight and Executive Committee, a Nomination and Governance Committee, a Compensation Committee and a Strategic Direction Committee. The current charters of these committees are available on our website at www.qcrh.com. Also posted on the website is general information regarding QCR Holdings and our common stock, many of our corporate polices (including our Corporate Governance Guidelines), and links to our filings with the Securities and Exchange Commission.

In 2011, a total of five regularly scheduled and special meetings were held by the board of directors of QCR Holdings. All directors attended at least 75 percent of the meetings of the board and the committees on which they served during 2011. Although we do not have a formal policy regarding director attendance at the annual meeting, we encourage our directors to attend. Last year, all of the directors were present at the annual meeting.

Committees of the Board of Directors

Audit Committee. The Audit Committee consists of directors Brownson, Kilmer, Lawson and Ziegler. Each of the members is considered “independent” according to the Nasdaq listing requirements and the regulations of the Securities and Exchange Commission. The board of directors has determined that Ms. Ziegler qualifies as an “Audit Committee Financial Expert” as that term is defined by the regulations of the Securities and Exchange Commission. The board based this decision on Ms. Ziegler’s educational and professional experience, including her current service as Vice President and Treasurer of Deere & Company.

The functions performed by the Audit Committee include, but are not limited to, the following:

•	selecting our independent auditors and pre-approving all engagements and fee arrangements;

•	reviewing the independence of the independent auditors;

•	reviewing actions by management on recommendations of the independent auditors and internal auditors;

•	meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal control and internal audit procedures;

•	reviewing our earnings releases and reports filed with the Securities and Exchange Commission; and

•	reviewing reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports.

To promote independence of the audit function, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management. The Audit Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The current charter of the Audit Committee is available on our website at www.qcrh.com. Mr. Lawson serves as Chairman of the committee, which met four times in 2011.

Risk Oversight and Executive Committee. The Risk Oversight and Executive Committee consists of directors Baird, Brownson, Gipple, Helling, Hultquist, Kilmer, Lawson, Peters, and Whitcher. The Risk Oversight and Executive Committee is authorized to act with the same authority as the board of directors between meetings of the board, subject to certain limitations set forth in the committee’s charter. Although this authority allows the board to act quickly on matters requiring urgency when the full board is not available to meet, it is not intended to supplant the authority of the full board. This committee is charged with being the primary board committee to actively monitor and oversee the risk management process. Additional information regarding risk oversight and the committee’s role is found on page 15 of this proxy statement. The committee’s responsibilities and functions are further described in its charter, which is available on our website at www.qcrh.com. Mr. Brownson serves as Chairman of the committee, which met four times during 2011.

Nomination and Governance Committee. During 2011, the Nomination and Governance Committee consisted of directors Brownson, Peterson, Rife, Sorensen, and Whitcher. Following the annual meeting, Mr. Rife will no longer serve on the committee. Ms. Ziegler was added to the committee in January 2012. Each of these directors is considered to be “independent” according to Nasdaq listing requirements. The primary purposes of the committee are to identify and recommend individuals to be presented to our stockholders for election or re-election to the board of directors and to review and monitor our policies, procedures and structure as they relate to corporate governance. We have adopted Corporate Governance Guidelines to assist our Board in the exercise of its responsibilities, which are available on our website at www.qcrh.com. Additionally, the committee’s responsibilities and functions are further described in its charter, which is available on our website at www.qcrh.com. Mr. Brownson serves as Chairman of the committee, which met four times during 2011.

Compensation Committee. The Compensation Committee consists of directors Brownson, Lawson, Peterson, Whitcher, and Ziegler. Each of these directors is considered to be “independent” according to the Nasdaq listing requirements, “outside” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee” as defined in Section 16 of the Exchange Act. The purpose of the committee is to determine the salary and bonus to be paid to Mr. Hultquist, our Chief Executive Officer, and to make a recommendation regarding his compensation to the full board for approval. The committee also reviews and recommends to the board for approval the salaries and bonuses for our other executive officers. During the period when QCR Holdings was a participant in TARP, the Compensation Committee had taken a number of actions to comply with the provisions of the TARP rules (as described in the “Executive Compensation” section of this proxy, beginning on page 17) as well as other applicable risk assessment rules. The members of the committee have reviewed, with the senior risk officer of QCR Holdings, the senior executive officer (“SEO”) compensation plans and have made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of QCR Holdings. They have also reviewed, with the senior risk officer of QCR Holdings, the employee compensation plans and have made reasonable efforts to limit any unnecessary risks these plans pose to QCR Holdings and to eliminate any features of these plans that would encourage the manipulation of reported earnings to enhance the compensation of any employee. The committee’s responsibilities and functions are further described in its charter, which is available on our website at www.qcrh.com. Mr. Whitcher serves as Chairman of the committee, which met five times during 2011.

Strategic Direction Committee. In 2011, the Strategic Direction Committee consisted of directors Baird, Brownson, Gipple, Helling, Hultquist, Kilmer, Lawson, Peters and Sorensen, as well as John H. Harris, director of Quad City Bank and Trust, who serves on the committee in an advisory capacity. The Strategic Direction Committee performs policy reviews and oversees and directs the strategic planning process, including QCR Holdings’ Information Technology strategy. Mr. Baird serves as Chairman of the committee, which met three times during 2011.

Consideration of Director Candidates

Director Nominations and Qualifications. For the 2012 annual meeting, the Nomination and Governance Committee nominated for re-election to the board three of the four incumbent directors, whose terms are set to expire in 2012. These nominations were further approved by the full board. John A. Rife, a Class I director since 2006, informed the committee that he would not seek reelection for an additional term as a director of QCR Holdings, and accordingly, the committee did not re-nominate him for election at this year’s meeting. The committee decided not to seek a new nominee for the director position being vacated, but it will reevaluate the size of the board at future meetings. We did not receive any stockholder nominations for director for the 2012 annual meeting.

In carrying out its nominating function, the Nomination and Governance Committee has developed qualification criteria for initial board membership, and all potential nominees for election, including incumbent directors, board nominees and those stockholder nominees included in the proxy statement, are reviewed for the following attributes:

•	integrity and high ethical standards in the nominee’s professional life;

•

sufficient educational and professional experience, business experience or comparable service on other boards of directors to qualify the nominee for service to the specific board for which he or she is being considered;

•	evidence of leadership and sound judgment in the nominee’s professional life;

•	whether the nominee is well recognized in the community and a demonstrated record of service to the community;

•	a willingness to abide by any published code of ethics for QCR Holdings; and

•	a willingness and ability to devote sufficient time to carrying out the duties and responsibilities required of a board member.

The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members, to determine if they meet QCR Holdings’ age eligibility requirements (a person who has reached age 72 before the date of the annual meeting is not eligible for election to the board) and to determine whether they are “independent” in accordance with Nasdaq requirements (to ensure that at least a majority of the directors will, at all times, be independent). While we do not have a separate diversity policy, the committee does consider the diversity of its directors and nominees in terms of knowledge, experience, skills, expertise, and other demographics which may contribute to the board. The committee has not, in the past, retained any third party to assist it in identifying candidates, but it has the authority to retain a third party firm or professional for the purpose of identifying candidates.

The committee identifies nominees by first evaluating the current members of the board willing to continue in service whose term is set to expire at the upcoming annual stockholder meeting to determine if those individuals satisfy the qualification criteria for continued membership on the board of directors. Prior to nominating an existing director for re-election to the board, the committee considers and reviews the following attributes with respect to each existing director:

•	board and committee attendance and performance;

•	length of board service;

•	experience, skills and contributions that the existing director brings to the board;

•	independence and any conflicts of interest; and

•	any significant change in the existing director’s status, including the attributes considered for initial board membership.

Current members of the board who satisfy the qualification criteria described above and who are willing to continue in service are considered for re-nomination. If any member of the board does not wish to continue in service or if the committee or the board decides not to re-nominate a member for re-election, the committee would determine whether or not the position would be filled and, if so, would identify the desired skills and experience of a new nominee.

Code of Business Conduct and Ethics

We have a code of business conduct and ethics in place that applies to all of our directors and employees. The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer and Chief Financial Officer. The code is posted on our website at www.qcrh.com. We have satisfied and intend to continue to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer and Chief Financial Officer, and persons performing similar functions, by posting such information on our websites.

Board Leadership Structure

Since January 1, 2007, we have kept the positions of Chairman of the Board and Chief Executive Officer separate. Currently, Mr. Brownson holds the position of Chairman of the Board, and Mr. Hultquist holds the position of Chief Executive Officer. Mr. Brownson is considered to be “independent” according to Nasdaq listing requirements.

While our bylaws do not require our Chairman and Chief Executive Officer positions to be separate, the board believes that having separate positions and having an independent outside director serve as Chairman is the appropriate leadership structure for QCR Holdings at this time and demonstrates our commitment to good corporate governance. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman to lead the board in its fundamental role of providing advice to and independent oversight of management. We believe that having an independent Chairman eliminates the conflicts of interest that arise when the positions are held by one person. In addition, this leadership structure allows the board to more effectively monitor and evaluate the performance of our Chief Executive Officer.

To further enhance the role of the independent directors on our board and consistent with Nasdaq listing requirements, the board’s independent directors regularly have the opportunity to meet without Messrs. Gipple, Helling or Hultquist in attendance. Mr. Brownson presides over these sessions.

The Board’s Role in Risk Oversight

While management is responsible for the day-to-day management of risks QCR Holdings faces, oversight of our risk management is central to the role of the board. The Risk Oversight and Executive Committee is charged with the primary responsibility for overseeing QCR Holdings’ risk management processes, including those relating to organizational, legal and compliance risk, on behalf of the board. The members of the Risk Oversight and Executive Committee discuss our risk assessment and risk management policies, provide oversight, and inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks.

In addition, other board committees have been assigned oversight responsibility for specific areas of risk and risk management, and each committee consider risks within their areas of responsibility. The Audit Committee is responsible for monitoring our financial reporting process and system of internal controls, including controls related to risk management. The Compensation Committee is chiefly responsible for compensation-related risks. The members of the Compensation Committee discuss and review the key business and other risks we face and the relationship of those risks to certain compensation arrangements. During the period QCR Holdings was a TARP participant, such review was intended to comply with the requirements of the TARP rules as well as the Federal Reserve’s (and other financial institutions regulators) and the Securities and Exchange Commission’s requirement to assess risk related to compensation plans (each as more fully described in the “Executive Compensation” section of this proxy, beginning on page 17). Even after repaying our TARP assistance, the Compensation Committee will continue to be responsible for compensation related risk assessments, but it is no longer required to follow the procedures set forth in the TARP rules in discharging such responsibility. The subsidiary banks’ Loan Committees have primary responsibility for credit risk. Each of these committees receives regular reports from management regarding our risks and reports regularly to the Risk Oversight and Executive Committee or the full board concerning risk.

Share Ownership Guidelines

In order to better align the interests of our board members and management with the interests of our stockholders, our board of directors adopted share ownership guidelines in 2008. These share ownership guidelines were amended in December 2011 to revise the ownership holding requirements for non-employee directors.

Under these revised guidelines, non-employee directors of QCR Holdings are expected to achieve a share ownership level with a value equal to ten times the amount of each non-employee director’s annual cash retainer (excluding compensation for committee service) or approximately 15,000 shares, within five years of initial election as a director, and maintain such ownership level so long as they serve in the position of director.

We also have share ownership guidelines for our executives, including our Named Executive Officers. The stock ownership guidelines vary based upon position, and for our Named Executive Officers the amount is 30,000 shares.

Currently each QCR Holdings director and each Named Executive Officer held the requisite number of shares, and accordingly was compliant with the share ownership guidelines.

Stockholder Communications with the Board, Nomination and Proposal Procedures

General Communications with the Board. Stockholders may contact QCR Holdings’ board of directors by contacting Cathie S. Whiteside, Corporate Secretary, at QCR Holdings, Inc., 3551-7th Street, Moline, Illinois 61265 or (309) 743-7754. All appropriate comments will be forwarded directly to the Chairman of the Board and lead independent director, James J. Brownson. Ms. Whiteside will not generally forward communications that are primarily commercial in nature or related to an improper or irrelevant topic.

Nominations of Directors. In order for a stockholder nominee to be considered by the Nomination and Governance Committee to be its nominee and included in our proxy statement, the nominating stockholder must file a written notice of the proposed director nomination with our Corporate Secretary, at the above address, at least 120 days prior to the anniversary of the date the previous year’s proxy statement was mailed to stockholders. Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee’s business experience for at least the previous five years. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The committee may request additional information in order to make a determination as to whether to nominate the person for director.

In accordance with our bylaws, a stockholder may otherwise nominate a director for election at an annual meeting of stockholders by delivering written notice of the nomination to our Corporate Secretary, at the above address, not less than 30 days nor more than 75 days prior to the date of the annual meeting, provided, however, that if less than 40 days’ notice of the meeting is given, notice by the stockholder, to be timely, must be delivered no later than 10 days from the date on which notice of the meeting was mailed. The stockholder’s notice of intention to nominate a director must include: (i) the name and address of record of the nominating stockholder; (ii) a representation that the stockholder is a record holder entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (v) any other information regarding each proposed nominee as would be required to comply with the rules and regulations set forth by the Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a director of the corporation if so elected. We may request additional information after receiving the notification for the purpose of determining the proposed nominee’s eligibility to serve as a director. Persons nominated for election to the board pursuant to this paragraph will not be included in our proxy statement.

Other Stockholder Proposals. To be considered for inclusion in our proxy statement and form of proxy for our 2013 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary, at the above address, no later than November 21, 2012, and must otherwise comply with the notice and other provisions of our bylaws, as well as Securities and Exchange Commission rules and regulations.

For proposals to be otherwise brought by a stockholder at an annual meeting, the stockholder must file a written notice of the proposal to our Corporate Secretary not less than 30 days nor more than 75 days prior to the date of the annual meeting, provided, however, that if less than 40 days’ notice of the meeting is given, notice by the stockholder, to be timely, must be delivered no later than 10 days from the date on which notice of the meeting was mailed. The notice must set forth: (i) a brief description of the proposal and the reasons for conducting such business at the meeting; (ii) the name and address of the proposing stockholder; (iii) the number of shares of the corporation’s common stock beneficially owned by the stockholder on the date of the notice; and (iv) any financial or other interest of the stockholder in the proposal. Stockholder proposals brought under this paragraph will not be included in our proxy statement.

EXECUTIVE COMPENSATION

QCR Holdings maintains a comprehensive compensation program. The compensation program is designed to attract and retain key employees, motivate the key employees to achieve, and reward key employees for, superior performance. The overall design of the compensation program strives to balance short- and long-term performance goals, with the ultimate goal being the increase of stockholder value over the long term. With respect to the individuals named in the Summary Compensation Table, the compensation program includes the following: salary, annual cash incentive bonus, long-term incentive compensation (which is delivered primarily through equity awards) and other benefits and perquisites. The executive compensation program is administered by the Compensation Committee.

Regulatory Impact on Compensation

In early 2009, QCR Holdings became a participant in the U.S. Department of Treasury’s Troubled Asset Relief Program (“TARP”). In September 2011, QCR Holdings exited TARP. While a participant in TARP, QCR Holdings was subject to certain executive compensation limitations and restrictions. These executive compensation limitations and restrictions required the Compensation Committee to reevaluate and, in some cases, rework certain aspects of our compensation programs while we were a TARP participant. The executive compensation limitations will generally no longer apply to periods following the repayment of our TARP obligation.

In addition to the effect the TARP executive compensation limitations and restrictions had on QCR Holdings, as a publicly-traded financial institution, we must contend with several often overlapping layers of regulations when considering and implementing compensation-related decisions. These regulations do not set specific parameters within which compensation decisions must be made, but do require QCR Holdings and the Compensation Committee to be mindful of the risks that often go hand-in-hand with compensation programs designed to incentivize the achievement of better than average performance. While the regulatory focus on risk assessment has been heightened over the last several years, the incorporation of general concepts of risk assessment into compensation decisions is not a recent development.

Under its long-standing Interagency Guidelines Establishing Standards for Safety and Soundness, the FDIC has long held that excessive compensation is prohibited as an unsafe and unsound practice. In describing a framework within which to make a determination as to whether compensation is to be considered excessive, the FDIC has indicated that financial institutions should consider whether aggregate cash amounts paid, or noncash benefits provided, to employees are unreasonable or disproportionate to the services performed by an employee. The FDIC encourages financial institutions to review an employee’s compensation history and to consider internal pay equity, and, as appropriate, to consider benchmarking compensation to peer groups. Finally, the FDIC provides that such an assessment must be made in light of the institution’s overall financial condition.

In the summer of 2010, the various financial institution regulatory agencies worked together to issue additional guidance, Guidance on Sound Incentive Compensation Policies, that was in many respects intended to serve as a compliment to the Safety and Soundness standards. As its title would imply, the joint agency guidance sets forth a framework for assessing the soundness of incentive compensation plans, programs and arrangements maintained by financial institutions. The joint agency guidance is more narrow in scope than the Safety and Soundness standards because it applies only to senior executive officers and those other individuals who, either alone or as a group, could pose a material risk to the institution. With respect to those identified individuals, the joint agency guidance is intended to focus the institution’s attention on balanced risk-taking incentives, compatibility with effective controls and risk management, and a focus on general principles of strong corporate governance.

Also, once further risk assessment guidelines and procedures, as required under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), are finalized by the financial institution regulatory agencies and the Securities and Exchange Commission, QCR Holdings expects that it will also be subject to those further guidelines and procedures. However, initial guidance respecting the Dodd-Frank Act risk assessment guidelines and procedures was issued during 2011 and, in large part that guidance restates the frameworks set forth in the Safety and Soundness standards and joint agency guidance described above.

Finally, in addition to the foregoing, as a publicly-traded corporation, QCR Holdings is also subject to the Securities and Exchange Commission’s rules regarding risk assessment. Those rules require a publicly-traded company to determine whether any of its existing incentive compensation plans, programs or arrangements create risks that are reasonably likely to have a material adverse effect on the company.

The Compensation Committee believes that a sensible approach to balancing risk-taking and rewarding reasonable, but not necessarily easily attainable, goals has always been a component of its overall assessment of the compensation plans, programs and arrangements it has put in place for QCR Holdings’ named executive officers. In this regard, the committee has regularly revisited the components of the frameworks set forth in the Safety and Soundness standards and the joint guidance as an effective tool for conducting its own assessment of the balance between risk and reward built into QCR Holdings’ compensation programs for our named executive officers. In addition, the Compensation Committee continues to anticipate final guidance under the Dodd-Frank Act and will be prepared to incorporate into its risk assessment procedures any new guidelines and procedures as may be necessary or appropriate.

Summary of Compensation Paid to Named Executive Officers

The TARP rules restricted compensation for QCR Holdings’ named executive officers identified in this proxy statement, and approximately 20 other employees, for a portion of 2011. QCR Holdings exited TARP on September 15, 2011. After that date, many of the TARP compensation rules ceased to apply to our compensation programs. The following table sets forth the following information for the years ended December 31, 2011 and 2010: (i) the dollar value of base salary earned; (ii) the dollar value of bonus earned; (iii) the aggregate grant date fair value of stock awards granted, calculated in accordance with FASB ASC Topic 718; (iv) the aggregate grant date fair value of option awards granted, calculated in accordance with FASB ASC Topic 718; (v) the dollar value of earnings for services pursuant to awards granted under non-equity incentive plans; (vi) above-market earnings on nonqualified deferred compensation; (vii) all other compensation; and, finally, (viii) the dollar value of total compensation.

Summary Compensation Table

	Septem		Septem		Septem		Septem		Septem	Septem			Septem		Septem			Septem
Name and principal position	Year	Salary ($)			Bonus ($)	Stock awards ($)(1)		Option awards ($)(1)		Non-equity incentive plan compensation ($)		Nonqualified deferred compensation earnings ($)(2)		All other compensation ($)			Total ($)
(a)	(b)	(c)			(d)	(e)		(f)		(g)		(h)		(i)			(j)
Douglas M. Hultquist, President & CEO	2011 2010	$ $	275,000 215,000	(3)	— —	$ $	107,500 27,967	$	— 27,967	$68,690 —	(4)	$ $	8,057 6,943	$ $	66,392 59,507	(5) (6)	$ $	525,639 337,384
Todd A. Gipple, EVP, COO & CFO	2011 2010	$ $	230,000 207,500		— —	$ $	103,750 20,222	$	— 20,222	$39,026 —	(4)		— —	$ $	45,756 44,384	(7) (8)	$ $	418,532 292,328
Larry J. Helling, President & CEO of Cedar Rapids Bank	2011 2010	$ $	230,000 207,500		— —	$ $	103,750 12,097	$	— 12,097	$127,347 —	(4)	$ $	4,597 3,910	$ $	45,814 47,546	(9) (10)	$ $	511,508 283,150

(1)

In accordance with the Securities and Exchange Commission’s reporting requirements, we report all equity awards at full grant date fair value of each award calculated in accordance with FASB ASC Topic 718. For restricted stock, the fair value per share is equal to the closing price of our stock on the date of the grant. The restricted stock was granted pursuant to the applicable exception to the bonus prohibition set forth in the TARP rules. For stock options, the fair value per share is based on certain assumptions that are explained in the footnotes to our financial statements, which are included in our Annual Report on Form 10-K. To the extent it was the subject of a written employment agreement between a named executive officer and QCR Holdings (or a subsidiary) or otherwise satisfied an exception to the TARP bonus prohibition, any such equity award granted during the TARP period was not subject to the TARP bonus prohibition.

(2)

As determined in accordance with, and for purposes of, proxy disclosure rules only, represents above market earnings (generally over 120% of the applicable federal long-term rate) under the deferred compensation arrangement.

(3)	Mr. Hultquist voluntarily reduced his salary for 2010 by $5,500, based on QCR Holdings’ financial performance in 2009.

(4)

The Executive Committee defined specific threshold, target, and maximum award opportunities as a percentage of salary for each named executive officer. The specific percentages were based on the individual executive’s position and competitive market data for similar positions. The 2011 awards were contingent primarily on performance relative to goals for net income, non performing assets and deposit growth. The performance criteria were weighted to reflect QCR Holdings’ strategic objectives. In addition, certain executives also had individual performance goals that were consistent with QCR Holdings’ 2011 strategic objectives and more closely aligned with their specific role with QCR Holdings. The awards reflected here are with respect to only that portion of 2011 that followed QCR Holdings’ exit from TARP.

(5)

Mr. Hultquist had contributions made to the 401(k) Plan for his benefit in the amount of $12,653; reimbursement for tax preparation services in the amount of $2,190; car allowance of $12,000; annual physical examination of $4,032 and dividends paid on his restricted stock of $961. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $20,000. QCR Holdings also provided a life insurance benefit to Mr. Hultquist that was valued, pursuant to Internal Revenue Code rules, at $14,556.

(6)

Mr. Hultquist had contributions made to the 401(k) Plan for his benefit in the amount of $12,154; reimbursement for tax preparation services in the amount of $2,050; car allowance of $12,000; and dividends paid on his restricted stock of $343. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $20,000. QCR Holdings also provided a life insurance benefit to Mr. Hultquist that was valued, pursuant to Internal Revenue Code rules, at $12,960. This does not include the incremental benefit recognized by QCR Holdings during 2010 with respect to the 7,500 cash settled stock appreciation rights he had outstanding at December 31, 2010.

(7)

Mr. Gipple had contributions made to the 401(k) Plan for his benefit in the amount of $12,048; reimbursement for tax preparation services in the amount of $2,190; car allowance of $8,000; and dividends paid on his restricted stock of $768. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $15,000. QCR Holdings also provided a life insurance benefit to Mr. Gipple that was valued, pursuant to Internal Revenue Code rules, at $7,750.

(8)

Mr. Gipple had contributions made to the 401(k) Plan for his benefit in the amount of $12,154; reimbursement for tax preparation services in the amount of $2,050; car allowance of $8,000; and dividends paid on his restricted stock of $280. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $15,000. QCR Holdings also provided a life insurance benefit to Mr. Gipple that was valued, pursuant to Internal Revenue Code rules, at $6,900. This does not include the incremental benefit recognized by QCR Holdings during 2010 with respect to the 1,875 cash settled stock appreciation rights he had outstanding at December 31, 2010.

(9)

Mr. Helling had contributions made to the 401(k) Plan for his benefit in the amount of $8,396; reimbursement for tax preparation services in the amount of $895; car allowance of $6,000; and dividends paid on his restricted stock of $698. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $15,000. QCR Holdings also provided a life insurance benefit to Mr. Helling that was valued, pursuant to Internal Revenue Code rules, at $14,825.

(10)

Mr. Helling had contributions made to the 401(k) Plan for his benefit in the amount of $12,154; reimbursement for tax preparation services in the amount of $1,050; car allowance of $6,000; and dividends paid on his restricted stock of $142. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $15,000. QCR Holdings also provided a life insurance benefit to Mr. Helling that was valued, pursuant to Internal Revenue Code rules, at $13,200.

The following table sets forth information on outstanding options held by the individuals named in the Summary Compensation Table at December 31, 2011, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option. Other than what is footnoted below, the options expire 10 years from the date of grant and vest in five equal annual portions beginning one year from the date of grant. All stock awards are restricted stock.

Outstanding Equity Awards at Fiscal Year-End

	Septem		Septem		Septem		Septem	Septem	Septem			Septem
	Option Awards								Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable		Number of securities underlying unexercised options (#) Unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)		Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
(a)	(b)		(c)		(d)	(e)		(f)	(g)		(h)
Douglas M. Hultquist	5,000 3,900 2,450 25,785 7,522 3,226 — — —	(1) (1) (1)	— — — — 3,760 6,451 — — —	(1) (1)	— — — — — — — — —	$ $ $ $ $ $	21.00 19.05 16.85 15.62 9.30 9.00 — — —	1/28/2015 1/27/2016 1/26/2017 5/7/2018 2/2/2019 2/1/2020 — — —	— — — — — — 1,091 2,071 13,454	(2) (3) (4)	$ $ $	— — — — — — 9,928 18,846 122,431
Todd A. Gipple	1,125 56 1,125 1,125 750 1,500 1,250 375 1,125 5,920 3,276 1,166 — — —	(1) (1) (1)	— — — — — — — — — — 1,638 2,332 — — —	(1) (1)	— — — — — — — — — — — — — — —	$ $ $ $ $ $ $ $ $ $ $ $	7.45 9.87 11.41 18.67 22.00 21.00 19.05 17.60 16.85 15.62 9.30 9.00 — — —	1/4/2012 6/28/2012 1/6/2013 1/5/2014 1/5/2015 1/28/2015 1/27/2016 10/26/2016 1/26/2017 5/7/2018 2/2/2019 2/1/2020 — — —	— — — — — — — — — — — — 475 749 12,985	(2) (3) (4)	$ $ $	— — — — — — — — — — — — 4,323 6,816 118,164
Larry J. Helling	2,000 2,350 2,800 5,021 3,054 1,396 — — —	(1) (1) (1)	— — — — 1,527 2,790 — — —	(1) (1)	— — — — — — — — —	$ $ $ $ $ $	21.00 19.05 16.85 15.62 9.30 9.00 — — —	1/28/2015 1/27/2016 1/26/2017 5/7/2018 2/2/2019 2/1/2020 — — —	— — — — — — 443 896 12,985	(2) (3) (4)	$ $ $	— — — — — — 4,031 8,154 118,164

(1)

Options vest in three equal annual portions beginning one year from date of grant. Because the stock options granted during the TARP period were the subject of a written employment agreement between a named executive officer and QCR Holdings (or a subsidiary), they were not subject to the TARP bonus prohibition.

(2)	Unvested stock awards were granted on February 2, 2009 and vest in three equal annual portions beginning one year from date of grant.

(3)	Unvested stock awards were granted on February 1, 2010 and vest in three equal annual portions beginning one year from date of grant.

(4)

Unvested stock awards were granted on February 1, 2011 and, in accordance with applicable TARP rules, vest two years following the date of grant on February 1, 2013. Because QCR Holdings has exited TARP, these shares will be freely transferable as of the vesting date, February 1, 2013.

The following table sets forth information for each of the individuals named in the Summary Compensation Table regarding stock option exercises and vesting of stock awards during 2011.

Option (and SAR) Exercises and Stock Vested in 2011

	September 30,	September 30,		September 30,	September 30,
	Option Awards			Stock Awards
(a) Name	(b) Number of Shares Acquired on Exercise (#)	(c) Value Realized on Exercise ($)		(d) Number of Shares Acquired on Vesting (#)	(e) Value Realized on Vesting ($)
Douglas M. Hultquist	—	$16,575	(1)	2,128	$17,386
Todd A. Gipple	2,325	$5,088	(2)	851	$6,967
Larry J. Helling	7,950	$7,700		891	$7,275

(1)	Amount received by Mr. Hultquist in connection with the exercise of 7,500 cash-settled stock appreciation rights which were set to expire on June 30, 2011.

(2)	In addition to option exercises, also includes $4,144 received by Mr. Gipple in connection with the exercise of 1,875 cash-settled stock appreciation rights which were set to expire on June 30, 2011.

The following table sets forth the present value of accumulated benefits payable to each of the individuals named in the Summary Compensation Table, including the number of years of service credited to each under the QCR Holdings, Inc. Non-qualified Supplemental Executive Retirement Plan (the “Supplemental Executive Retirement Plan”) determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. Information regarding the Supplemental Executive Retirement Plan can be found under the heading “Non-qualified Supplemental Executive Retirement Program” beginning on page 26 of this proxy statement.

Pension Benefits

	September 30,	September 30,	September 30,	September 30,
Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
(a)	(b)	(c)	(d)(1)	(e)
Douglas M. Hultquist	Supplemental Executive Retirement Plan	17	$809,752	—
Todd A. Gipple	Supplemental Executive Retirement Plan	11	$369,877	—
Larry J. Helling	Supplemental Executive Retirement Plan	10	$360,964	—

(1)

Each calendar year, QCR Holdings accrues an expense with respect to the Supplemental Executive Retirement Plan in accordance with generally accepted accounting principles. During 2011, the following amounts were accrued with respect to each of our named executive officers: Mr. Hultquist—$4,799; Mr. Gipple—$56,108; and Mr. Helling—($36,263).

The following table sets forth information concerning our non-qualified deferred compensation agreements with each individual named in the Summary Compensation Table. The agreements are discussed in detail on page 26 of this proxy statement.

Non-Qualified Deferred Compensation

	September 30,	September 30,	September 30,	September 30,	September 30,
Name	Executive contributions in 2011 ($)	Registrant contributions in 2011 ($)	Aggregate earnings in 2011 ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at 12/31/11 ($)
(a)	(b)	(c)	(d)	(e)	(f)
Douglas M. Hultquist	$20,000	$20,000	$52,885	—	$718,592
Todd A. Gipple	$15,000	$15,000	$19,926	—	$336,629
Larry J. Helling	$15,000	$15,000	$30,180	—	$423,068

Terms of Mr. Douglas M. Hultquist’s Employment Agreement

On January 1, 2004, we entered into an employment agreement with Mr. Hultquist. In 2008, certain provisions of the employment agreement were amended in order to bring such provisions into compliance with to comply with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended (and guidance issued thereunder). The agreement has a three-year term and in the absence of notice from either party to the contrary, the employment term extends for an additional one year on the anniversary of the agreement. Pursuant to the agreement, Mr. Hultquist will receive a minimum salary of $175,000. The agreement includes provisions for the possible increase of compensation on an annual basis, performance bonuses, membership in various local clubs, an automobile allowance and participation in our benefit plans. The agreement also provides term life insurance coverage of two times Mr. Hultquist’s base salary and average annual bonus as of the date of the agreement, which may be provided through a group term carve-out plan. The agreement further provides for severance compensation equal to one year of salary plus average annual bonus and three months of outplacement services in the event Mr. Hultquist is terminated without cause; and three times the sum of salary and average annual bonus and three years of continued health insurance if he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control. Under the agreement, Mr. Hultquist is subject to a two-year non-compete provision following the termination of his employment. It should be noted that the TARP rules would have likely prohibited QCR Holdings from making any payment to Mr. Hultquist for departure from (or a change in control of) QCR Holdings for any reason during the TARP period, except for payments for services performed or benefits accrued.

Terms of Mr. Todd A. Gipple’s Employment Agreement

On January 1, 2004, we entered into an employment agreement with Mr. Gipple. In 2008, certain provisions of the employment agreement were amended in order to bring such provisions into compliance with to comply with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended (and guidance issued thereunder). The agreement has a three-year term and in the absence of notice from either party to the contrary, the employment term extends for an additional one year on the anniversary of the agreement. Mr. Gipple’s employment agreement provides that Mr. Gipple is to receive a minimum salary of $140,500. The agreement includes a provision for the possible increase in compensation on an annual basis, performance bonuses, membership in a country club, a monthly automobile allowance and participation in our benefit plans. Mr. Gipple’s agreement also provides term life insurance coverage of two times the sum of his base salary and average annual bonus as of the date of the agreement, which may be provided through a group term carve-out plan. The agreement further provides that he is entitled to a payment equal to the sum of one-half of his then-current annual salary plus one-half of his average annual bonus and three months of outplacement services if he is terminated without cause; and two times the sum of his annual salary and average annual bonus and three years of continued health insurance if he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control. Under the agreement, Mr. Gipple is subject to a two-year non-compete provision following the termination of his employment. It should be noted that the TARP rules would have likely prohibited QCR Holdings from making any payment to Mr. Gipple for departure from (or a change in control of) QCR Holdings for any reason during the TARP period, except for payments for services performed or benefits accrued.

Terms of Mr. Larry J. Helling’s Employment Agreement

On January 1, 2004, we entered into an employment agreement with Mr. Helling. In 2008, certain provisions of the employment agreement were amended in order to bring such provisions into compliance with to comply with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended (and guidance issued thereunder). The agreement has a two-year term and in the absence of notice from either party to the contrary, the employment term extends for an additional one year on the anniversary of the agreement. Mr. Helling’s employment agreement provides that Mr. Helling is to receive a minimum salary of $167,000. The agreement includes a provision for the possible increase in compensation on an annual basis, performance bonuses, a monthly automobile allowance, membership in various country clubs and participation in our benefit plans. Mr. Helling’s agreement also provides term life insurance coverage of two times the sum of his base salary and average annual bonus as of the date of the agreement, which may be provided through a group term carve-out plan. The agreement further provides for a severance payment equal to six months of his salary in the event of a termination without cause and two times his annual salary in the event he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control. Under the agreement, Mr. Helling is subject to a two-year non-compete provision following the termination of his employment. Additionally, Mr. Helling’s agreement allows him to participate in the Cedar Rapids Long-term Deferred Incentive Compensation Program (as described under the heading “Long-Term Deferred Incentive Compensation Program” found on page 26 of this proxy statement). Under the agreement, Mr. Helling will be allocated a total of 40% of amounts paid pursuant to the incentive program. It should be noted that the TARP rules would have likely prohibited QCR Holdings from making any payment to Mr. Helling for departure from (or a change in control of) QCR Holdings for any reason during the TARP period, except for payments for services performed or benefits accrued.

Beginning in 2009, QCR Holdings no longer reimburses Messrs. Hultquist, Gipple, and Helling for country club memberships.

Stock Ownership and Retention Guidelines

As indicated on page 15, to reinforce our philosophy of equity ownership for executives and to further align the interests of our executives with our stockholders, we have share retention and ownership guidelines for our executives. The stock ownership guidelines vary based upon position, and for our named executive officers, is 30,000 shares of QCR Holdings common stock. Currently all named executive officers exceed these ownership guidelines.

Long-Term Incentive Plans

During the TARP period, and so long as they were included in the group of our five most highly compensated employees, our named executive officers were allowed to participate in our long term incentive plans only to the extent such participation did not violate any of the applicable TARP rules.

2004 Stock Incentive Plan. In 2004, we adopted the QCR Holdings, Inc. 2004 Stock Incentive Plan for the benefit of our directors, officers and employees. The plan was approved by stockholders and authorized 150,000 shares for issuance under the plan. This plan provides for the issuance of incentive stock options, nonqualified stock options, restricted stock, tax benefit rights and stock appreciation rights. As of the approval of the 2008 Stock Incentive Plan, all of the remaining shares available for grant transferred to the 2008 Stock Incentive Plan.

2008 Equity Incentive Plan. In 2008, we adopted the QCR Holdings, Inc. 2008 Equity Incentive Plan for the benefit of our directors, officers and employees. The plan was approved by stockholders and authorized 250,000 shares for issuance under the plan plus unissued shares under prior plans. This plan provides for the issuance of incentive stock options, nonqualified stock options, restricted stock and stock appreciation rights. As of December 31, 2011, there were 22,130 remaining shares available for grant under this plan.

2010 Equity Incentive Plan. In 2010, we adopted the QCR Holdings, Inc. 2010 Equity Incentive Plan for the benefit of our directors, officers and employees. The plan was approved by stockholders and authorized 350,000 shares for issuance under the plan. This plan provides for the issuance of incentive stock options, nonqualified stock options, restricted stock and stock appreciation rights. As of December 31, 2011, there were 208,576 remaining shares available for grant under this plan.

Employee Stock Purchase Plan. QCR Holdings adopted and stockholders approved the QCR Holdings Employee Stock Purchase Plan to be effective in 2003. The plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. The plan allows employees of QCR Holdings and our subsidiaries to purchase shares of common stock available under the plan. The purchase price is currently 90% of the lesser of the fair market value at the date of the grant or the investment date. The investment date is the date common stock is purchased after the end of each calendar quarter during an offering period. Beginning January 1, 2007, the maximum percentage that any one participant can elect to contribute is 8% of his or her compensation. During 2011, 36,174 shares were purchased under the plan. The board of directors of QCR Holdings adopted an amended and restated plan document in early 2012. The amended and restated plan document will be presented for approval by stockholders at the 2012 annual meeting.

401(k) Retirement Savings Plan. QCR Holdings sponsors a tax-qualified profit sharing plan qualifying under Section 401(k) of the Internal Revenue Code. All employees are eligible to participate in the plan. Pursuant to the plan, QCR Holdings matches 100% of the first 3% of employee contributions and 50% of the next 3% of employee contributions, up to a maximum of 4.5% of an employee’s compensation. Additionally, at its discretion, QCR Holdings may make additional contributions to the plan, which are allocated to the accounts of participants based on relative compensation. The total contributions under the 401(k) plan for the benefit of our NEOs are reflected in the Summary Compensation Table on page 19 of this proxy statement.

Non-qualified Supplemental Executive Retirement Program (“SERP”). QCR Holdings provides SERP benefits to its key executives, which will provide supplemental retirement income to the NEOs. The SERP arrangements are an important, common component of competitive compensation packages and they include retention and non-competition provisions that protect QCR Holdings and help support the objective of maintaining a stable, committed, and qualified team of key executives.

QCR Holdings currently has SERP arrangements in place for Messrs. Hultquist, Gipple, and Helling. The SERP arrangements were approved by QCR Holdings in April 2004, and have an effective date of May 2004. Under the agreements, the executives will receive a supplemental retirement benefit in an annual pre-tax amount equal to 2.5% for each year of full-time service until the executive reaches age 65 (not to exceed 40 years), multiplied by the executive’s average annual base salary plus cash bonus for the three most recently completed plan years, subject to a maximum of 70%.

The supplemental retirement benefit will be reduced by any contributions plus earnings thereon made by QCR Holdings to the credit of the executive pursuant to the QCR Holdings 401(k)/Profit Sharing Plan or other deferred compensation plans. The supplemental retirement benefit payable under the plans will generally be made in monthly installments for a period of 180 months. If an executive retires after reaching age 55 (but before reaching age 65) and has at least 10 years of service, QCR Holdings will pay a supplemental early retirement benefit made in monthly installments for a period of 180 months to the executive. The SERP arrangements also provide for the payment of a survivor’s benefit payable to a participating executive’s beneficiary upon the executive’s death.

Pursuant to the existing SERP arrangements and the TARP rules, assuming the participating executives retire on or after reaching age 55 and based on the participants’ salary and cash bonus paid for 2011, we will owe the following projected annual amounts at age 55 or retirement age, whichever comes later: Mr. Hultquist—$83,702; Mr. Gipple—$88,129; Mr. Helling—$36,189.

Deferred Compensation Plan Agreements. QCR Holdings has entered into deferred compensation plan agreements with the executive officers to allow them to defer a portion of their salary or annual bonus. These plans are voluntary, non-tax qualified, deferred compensation plans that enable the executives to save for retirement by deferring a portion of their current cash compensation. QCR Holdings matches these deferrals up to certain maximums and interest is earned at the prime rate subject to certain floor and cap rates, as follows:

	September 30,	September 30,	September 30,
	Deferred Compensation Plan Agreements
Executive	2011 Contribution	2011 Match Maximum	Interest Rate Floor and Cap
Douglas M. Hultquist	$20,000	$20,000	8.00% - 10.00%
Todd A. Gipple	$15,000	$15,000	6.00% - 12.00%
Larry J. Helling	$15,000	$15,000	8.00% - 12.00%

Long-Term Deferred Incentive Compensation Program. QCR Holdings has entered into a Long-Term Deferred Incentive Compensation Program with certain key senior management members at Cedar Rapids Bank and Trust, and Rockford Bank and Trust. Mr. Helling is a participant in this program. The program is administered by the Compensation Committee and results in deferred incentive compensation contributions being made into the plan, for the benefit of the participants, if certain growth and earnings objectives are met. Mr. Helling is a participant in the plan for the years 2006 through 2011, and can earn between $16,000 and $120,000 annually based on the performance of Cedar Rapids Bank and Trust. Mr. Helling earned a $40,000 contribution to his deferred compensation plan in 2011. He did not earn any incentive compensation in 2006 through 2010.

Deferred Income Plans. QCR Holdings adopted and stockholders approved the 1997 Deferred Income Plan and 2005 Deferred Income Plan to enable directors and selected key officers of QCR Holdings and its related companies, to elect to defer all or a portion of the fees and cash compensation payable to them for their service as directors or employees. The Plan then purchases shares of QCR Holdings common stock at market value.

Compensation Committee Interlocks and Insider Participation

During 2011, the Compensation Committee, which sets the salaries and compensation for our executive officers, was comprised solely of independent directors Brownson, Lawson, Peterson, Whitcher and Ziegler. None of these individuals was an officer or employee of QCR Holdings in 2011, and none of these individuals is a former officer or employee of QCR Holdings. In addition, during 2011, no executive officer of QCR Holdings served on the board of directors or compensation committee of any other corporation with respect to which any member of the Compensation Committee was engaged as an executive officer.

DIRECTOR COMPENSATION

QCR Holdings uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level required of members of the board.

Cash Compensation Paid to Board Members

In 2011, members of the board who were not employees of QCR Holdings were entitled to receive an annual cash retainer and an attendance fee for scheduled board and committee meetings. In 2012, the fee schedule was revised to provide for annual cash retainers only. Pursuant to the QCR Holdings, Inc. 1997 Deferred Income Plan and the 2005 Deferred Income Plan, a director may elect to defer the fees and cash compensation payable by us for the director’s service until either the termination of such director’s service on the board or the age specified in the director’s deferral election. During 2011, all but five directors (at the subsidiary banks) deferred 100% of their director fees pursuant to the plan, and the total expense for the deferred fees with respect to all participating directors was $437,300 for 2011. Directors who are employees of QCR Holdings receive no compensation for their service as directors. The following table shows the director fees approved for 2012 and the fees paid for 2011 for QCR Holdings and our other affiliated boards.

	September 30,	September 30,
	2012	2011
QCR Holdings, Inc.
Quarterly Retainer	$3,500	$2,500
Additional Quarterly Retainers
- Board Chairman	2,500	2,000
- Audit Committee Chairman	1,500	1,500
- Audit Committee Financial Expert	625	625
- Compensation Committee Chairman	1,000	1,000
- Nomination & Governance Committee Chairman	500	500
- Risk Oversight & Executive Committee Chairman	500	0
- Strategic Direction Committee Chairman	500	500
- Audit Committee Member	500	0
- Compensation Committee Member	625	0
- All other Committee Members	300	0
Attendance at Board Meeting	0	750
Attendance at Audit and Compensations Committee Meetings	0	500
Attendance at all other Committee Meetings	0	300

Quad City Bank and Trust
Quarterly Retainer	1,950	1,600
Additional Quarterly Retainers
- Board Chairman	1,000	1,000
- Asset/Liability Management Committee Chairman	500	250
- Loan Committee Chairman	500	500
- Wealth Management Committee Chairman	500	250
- All Committee Members	250	0
Attendance at Board Meeting	0	150
Attendance at Loan Committee Meeting	0	275
Attendance at all other Committee Meetings	0	250

Cedar Rapids Bank and Trust
Quarterly Retainer	1,950	1,600
Additional Quarterly Retainers
- Board Chairman	1,000	1,000
- Asset/Liability Management Committee Chairman	500	250
- Loan Committee Chairman	500	500
- Trust Committee Chairman	500	250
- All Committee Members	250	0
Attendance at Board Meeting	0	150
Attendance at Loan Committee Meeting	0	275
Attendance at all other Committee Meetings	0	250

	September 30,	September 30,
	2012	2011
Rockford Bank and Trust
Quarterly Retainer	1,950	1,600
Additional Quarterly Retainers
- Board Chairman	1,000	1,000
- Asset/Liability Management Committee Chairman	500	250
- Loan Committee Chairman	500	500
- Trust Committee Chairman	500	250
- All Committee Members	250	0
Attendance at Board Meeting	0	150
Attendance at Loan Committee Meeting	0	275
Attendance at all other Committee Meetings	0	250

m2 Lease Funds, LLC
Quarterly Retainer	1,000	0
Attendance at Board Meeting	0	1,000

Equity Awards

In February 2011, each current non-employee QCR Holdings director received a grant of 400 stock awards and each current non-employee subsidiary director received a grant of 200 stock awards at the fair market price of QCR Holdings’ stock on the date of the grant, or $7.99. The awards vested immediately on the date of grant.

The following table discloses the cash and equity awards earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended 2011.

Summary Compensation Table—Directors

	September 30,	September 30,	September 30,
Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	Total ($)
(a)	(b)	(c)	(f)
Patrick S. Baird	29,300	4,794	34,094
James J. Brownson	39,950	4,794	44,744
Mark C. Kilmer	32,250	4,794	37,044
John K. Lawson	33,100	4,794	37,894
Charles M. Peters	29,600	4,794	34,394
Ronald G. Peterson	30,900	4,794	35,694
John A. Rife	14,250	3,196	17,446
Donna J. Sorensen	25,900	4,794	30,694
John D. Whitcher	39,050	4,794	43,844
Marie Z. Ziegler	27,000	4,794	31,794

(1)

Directors may elect to defer the receipt of all or part of their fees and retainers. All of the directors listed above defer the receipt of all their fees and retainers, and the deferred compensation is used to purchase additional shares of QCR Holdings common stock at market value through the Deferred Income Plans.

(2)

We report all equity awards at full grant date fair value of each award calculated in accordance with FASB ASC Topic 718. For restricted stock, the fair value per share is equal to the closing price of our stock on the date of the grant.

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Act, and the rules and regulations promulgated thereunder, require publicly traded companies, such as QCR Holdings, to conduct a separate stockholder advisory vote to approve the compensation of certain executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, commonly referred to as a “say-on-pay” vote.

In accordance with these requirements, we are providing stockholders with an advisory vote on the compensation of our named executive officers.

The overall objectives of QCR Holdings’ compensation programs have been to align executive officer compensation with the success of meeting long-term strategic operating and financial goals. Stockholders are urged to read the Executive Compensation section of this proxy statement, including the Summary Compensation Table and other related compensation tables and narrative disclosure that describe the compensation of our named executive officers in 2011. The Compensation Committee and the board of directors believe that the policies and procedures articulated in the Executive Compensation section are effective in implementing our compensation philosophy and achieving its goals, and that the compensation of our named executive officers in fiscal 2011 reflects and supports these compensation policies and procedures.

The following resolution is submitted for stockholder approval:

“RESOLVED, that QCR Holdings’ stockholders approve, on an advisory basis, its executive compensation as described in the section captioned ‘Executive Compensation’ contained in the QCR Holdings proxy statement dated March 21, 2012.”

Approval of this resolution requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting. While this say-on-pay vote is required, as provided in Section 14A of the Exchange Act, it is not binding on our board of directors and may not be construed as overruling any decision by the board. However, the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements.

The board of directors recommends stockholders vote to approve the overall compensation of our named executive officers by voting “FOR” this proposal. Proxies properly signed and returned will be voted “FOR” this proposal unless stockholders specify otherwise.

ADVISORY (NON-BINDING) VOTE RELATING TO THE FREQUENCY OF

FUTURE STOCKHOLDER VOTES ON THE COMPENSATION OF CERTAIN

EXECUTIVE OFFICERS

Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Act, and the rules and regulations promulgated thereunder require publicly traded companies, such as QCR Holdings , to permit a separate stockholder vote on the frequency with which stockholders shall conduct an advisory say-on-pay vote on executive compensation, such as the proposal above. In accordance with these requirements, we are providing stockholders with an advisory vote on the frequency with which our stockholders will vote on a say-on-pay proposal.

The advisory vote on the frequency of say-on-pay votes is a nonbinding vote as to how often say-on-pay votes should occur: every year, every two years or every three years. In addition to those choices, stockholders may also abstain from voting. Section 14A of the Exchange Act requires us to hold an advisory vote on the frequency of say-on-pay votes at least once every six years.

After careful consideration, our board of directors recommends that future stockholder say-on-pay votes be conducted annually. The board values and encourages constructive input from our stockholders regarding QCR Holdings’ compensation philosophy, policies and practices, and believes it is important that such policies and practices are aligned with the best interests of our stockholders. An annual say-on-pay vote will provide the board and Compensation Committee with useful information on stockholder sentiment about these important matters on the most frequent and consistent basis.

Although the board recommends a say-on-pay vote every year, stockholders are not voting to approve or disapprove the board’s recommendation. Rather, stockholders are being asked to vote on the following resolution:

“RESOLVED, that the stockholders of QCR Holdings determine, on an advisory basis, that the frequency with which the stockholders shall have an advisory vote on executive compensation set forth in the Company’s proxy statement for its annual meeting of stockholders, beginning with the 2012 Annual Meeting of Stockholders, is (i) every year, (ii) every two years, or (iii) every three years.”

The choice which receives the highest number of votes will be deemed the choice of the stockholders.

While this advisory vote is required, as provided in Section 14A of the Exchange Act, it is not binding on our Compensation Committee or board of directors and may not be construed as overruling any decision by the Compensation Committee or the board. However, the Compensation Committee will take into account the outcome of the vote when determining the frequency of future say-on-pay votes.

The board of directors recommends a vote for the “every year” frequency alternative. Proxies properly signed and returned will be voted for the “every year” frequency unless stockholders specify otherwise. Stockholders are not voting to approve or disapprove the board of director’s recommendation. Stockholders may choose among the three choices included in the resolution above, or may abstain for voting on this proposal.

APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

Our board of directors approved the QCR Holdings, Inc. Amended and Restated Employee Stock Purchase Plan (the “Purchase Plan”) for the Company and its subsidiaries, effective July 1, 2012, subject to stockholder approval. A summary of the material provisions of the Purchase Plan is set forth below. A copy of the Purchase Plan is set forth as Appendix A.

Purpose

The purpose of the Purchase Plan is to provide a means by which our employees may be given an opportunity to purchase shares of our common stock through voluntary payroll deductions, to assist us in retaining the services of our employees and securing and retaining the services of new employees and to provide incentives for our employees to exert maximum efforts for our success. All employees participating in the Purchase Plan will have equal rights and privileges under the plan. Substantially all of our approximately 375 employees are eligible to participate in the Purchase Plan. We believe that the Purchase Plan will encourage broader stock ownership by our employees and thereby provide an incentive for employees to contribute to our success. We intend for the Purchase Plan to offer a convenient means for employees who might not otherwise purchase and hold our common stock to do so and for the discounted purchase price feature of the Purchase Plan to provide a meaningful inducement to participate. We further believe that our employees’ continuing economic interest, as stockholders, in our performance and success will enhance our entrepreneurial spirit, which we believe will greatly contribute to our long-term success. The rights to purchase common stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended, or the Code.

Administration

The Compensation Committee will administer the Purchase Plan and have the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Compensation Committee has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase common stock will be granted and the provisions of each offering of such rights, which need not be identical. For purposes of the administration of the Purchase Plan, the Compensation Committee must be composed solely of not fewer than two non-employee members of the board. The board may revoke the authority of the Compensation Committee at any time and revest in the board the authority to administer the Purchase Plan.

Stock Subject to Purchase Plan

There are reserved for issuance and purchase under the Purchase Plan an aggregate of 500,400 shares of our common stock. The number of shares available under the Purchase Plan will be subject to adjustment as described below in the paragraph entitled “Adjustment Provisions.” If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights will again become available for issuance under the Purchase Plan.

Offerings

The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Compensation Committee. If approved by stockholders, the first offering under the Purchase Plan will begin on July 1, 2012 and will end on December 31, 2012. After December 31, 2012, offerings are planned to begin each January 1st and July 1st. The provisions of separate offerings need not be identical, but each offering will conform to the Purchase Plan.

Eligibility

Each employee will be eligible to participate in the Purchase Plan beginning on the plan enrollment date coincident with or next following the date on which the employee has been employed. The Compensation Committee retains the right to change the eligibility criteria for any plan year, in advance of such plan year, as long as such criteria are permissible under Code Section 423. However, no employee will be eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of QCR Holdings or of any subsidiary of QCR Holdings, including any stock that such employee may purchase under all outstanding rights and options.

Participation in the Plan

All eligible employees are considered to be participants in each offering under the Purchase Plan. For a participant to purchase shares during an offering, the participant must deliver an agreement authorizing payroll deductions of up to the maximum set by the Compensation Committee (which maximum may be no greater than 15%) of such participant’s total compensation during the purchase period.

Purchase Price

The purchase price per share at which shares of our common stock are sold in an offering under the Purchase Plan will be determined by the Compensation Committee and will be not less than the lesser of 85% of the fair market value of a share of our common stock on the offering date or the purchase date.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions over the period of the offering. At any time during the offering, a participant may terminate his or her payroll deductions. However, a participant may decrease or increase his or her participation percentage only once each calendar quarter during any offering. Any authorized decrease or increase in a participant’s payroll deductions will take effect as of the beginning of the next payroll period in that offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with our general funds. A participant may not make additional payments into such account unless specifically provided for in the offering and only if the participant has not had the maximum amount withheld during the purchase period.

Purchase of Stock

By authorizing payroll deductions during a purchase period, the employee will be entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Compensation Committee specifies the maximum number of shares each participant may purchase and the maximum aggregate number of shares that may be purchased pursuant to the offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering will exceed the maximum aggregate number of shares available, the Compensation Committee will make a pro rata allocation of available shares in a uniform and equitable manner. In addition, no employee may purchase more than $25,000 worth of such stock, determined at the fair market value of the shares at the time such rights are granted, under all of our employee stock purchase plans in any calendar year.

Withdrawal

Each participant may withdraw from a given offering by delivering to us a prescribed notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at least 10 days prior to the end of the applicable purchase period, except as provided by the Compensation Committee in the offering. Upon any withdrawal, we will distribute to the employee his or her accumulated payroll deductions (without interest). The employee will not be entitled to participate again in that offering. However, an employee’s withdrawal from an offering will not have any effect upon such employee’s ability to participate in other offerings under the Purchase Plan, but such employee will be required to deliver a new payroll deduction authorization in order to participate in other offerings under the Purchase Plan.

Termination of Employment

Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee’s employment with QCR Holdings and any of our subsidiaries for any reason, and we will distribute to such employee all of his or her accumulated payroll deductions (without interest) upon such termination.

Restrictions on Transfer

Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted. Employees will not be permitted to sell or transfer common stock purchased pursuant to the Purchase Plan during the one-year period immediately following the date of purchase.

Adjustment Provisions

Each January 1st beginning January 1, 2013 and ending on January 1, 2020, the number of shares of our common stock reserved for issuance under the Purchase Plan shall be automatically increased in an amount equal to the least of: (a) 1% of the shares of our common stock outstanding on each January 1 (rounded down to the nearest whole share and calculated on a fully diluted basis (that is, assuming the exercise of all outstanding purchase rights, stock options and warrants to purchase shares)); (b) 500,000 shares of our common stock; or (c) such number of shares of our common stock as determined by the board, which number shall be less than (a) and (b). In addition, if any change is made in the shares of our common stock subject to the Purchase Plan, or subject to any rights granted under the Purchase Plan, without receipt of consideration by QCR Holdings, through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by QCR Holdings, the Purchase Plan and outstanding rights will be appropriately adjusted in the types, classes and maximum number of shares subject to the Purchase Plan and the types, classes and number of shares and price per share of stock subject to outstanding rights.

Duration, Termination and Amendment

The Purchase Plan will terminate on the earlier of: (a) the date on which there are no additional shares reserved for issuance under the Purchase Plan; or (b) the 10th anniversary of its effective date. In addition, the Purchase Plan may be terminated at any time in the sole discretion of the board. In the event the Plan is terminated during an offering prior to any purchase date, QCR Holdings will pay to each participant an amount equal to the balance in the participant’s payroll deduction account (without interest) as soon as practicable thereafter.

The board may amend the Purchase Plan at any time. To the extent determined necessary and desirable by the board, amendments to the Purchase Plan will be submitted to the stockholders for approval. Rights granted before amendment of the Purchase Plan will not be altered or impaired in any material manner by any amendment without consent of the employee to whom such rights were granted, except as necessary to comply with any laws or government regulations or as otherwise specifically provided in the Purchase Plan.

Federal Income Tax Information

The following is a summary of the current U.S. federal income tax consequences that may arise in conjunction with participation in the Purchase Plan.

Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an “employee stock purchase plan” that qualifies under provisions of Code Section 423. A participant generally will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Other than this, as a general matter, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

If the shares acquired under the Purchase Plan are sold by the participant more than two years after the beginning of the respective offering period and more than one year after the shares are transferred to the participant, then the lesser of (a) the excess of the fair market value of our common stock at the time of such sale over the purchase price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price, determined as of the beginning of the offering period, generally will be treated as ordinary income. Any further gain or any loss generally will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

If the shares acquired under the Purchase Plan are sold by the participant for more than their fair market value on the purchase date and such sale is before the expiration of either of the holding periods described above, then the excess of the fair market value of the common stock on the purchase date over the purchase price generally will be treated as ordinary income at the time of such sale. The balance of any gain generally will be treated as capital gain. If the shares are sold by the participant for less than their fair market value on the purchase date, the same amount of ordinary income generally will be recognized by the participant, and a capital loss will be recognized by the participant equal to the difference between the fair market value of the common stock on such purchase date and the sales price. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held. There generally are no federal income tax consequences to QCR Holdings by reason of the grant or exercise of purchase rights under the Purchase Plan. However, we are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant, subject to the requirement of reasonableness and the satisfaction of tax reporting obligations.

The preceding discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Purchase Plan. A participant may also be subject to state and local taxes in connection with the grant of rights under the Purchase Plan. We strongly encourage participants to consult with their individual tax advisors to determine the applicability of the tax rules to the rights granted to them in their personal circumstances.

Stockholder Vote Necessary For Approval

Approval of the Purchase Plan requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting.

The board of directors recommends stockholders vote to approve the Purchase Plan by voting “FOR” this proposal. Proxies properly signed and returned will be voted “FOR” this proposal unless stockholders specify otherwise.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth the following information as of December 31, 2011 for (i) all compensation plans previously approved by the Company’s stockholders and (ii) all compensation plans not previously approved by the Company’s stockholders:

(a)	the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

(b)	the weighted-average exercise price of such outstanding options, warrants and rights; and

(c)	other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.

EQUITY COMPENSATION PLAN INFORMATION

September 30,	September 30,	September 30,	September 30,	September 30,
Plan category		Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by stockholders		542,897	$13.77	292,643	(1)
Equity compensation plans not approved by stockholders		—	—	—

Total		542,897	$13.77	292,643	(1)

(1)	Includes 61,937 shares available under the QCR Holdings, Inc. Employee Stock Purchase Plan.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey & Pullen, LLP has served as our independent registered public accounting firm since June 1994 and our Audit Committee has selected McGladrey & Pullen, LLP, to be our independent registered public accounting firm for the fiscal year ending December 31, 2012, subject to the ratification of our stockholders.

Although we are not required to do so, our board of directors recommends that the stockholders ratify the appointment. A representative of McGladrey & Pullen, LLP is expected to attend the meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires. If the appointment of our independent registered public accounting firm is not ratified, the Audit Committee of the board of directors will consider the matter of the appointment. Our board of directors unanimously recommends that you vote your shares “FOR” ratification of this appointment.

Following is a summary of fees for professional services by McGladrey & Pullen, LLP.

Accountant Fees

During the period covering the fiscal years ended December 31, 2011 and 2010, McGladrey & Pullen, LLP performed the following professional services:

	September 30,	September 30,
	2011	2010

Audit Fees (1)	$326,456	$281,851
Audit Related Fees (2)	$23,757	$24,193
Tax Fees	$0	$0
All Other Fees (3)	$1,670	$1,434

(1)

Audit fees consist of fees for professional services rendered for the audit of QCR Holdings financial statements, the audit of QCR Holdings internal control over financial reporting for 2011 only, review of financial statements included in QCR Holdings quarterly reports on Form 10-Q, and review and assistance with other Securities and Exchange Commission filings.

(2)	Audit related fees consist of fees for research and consultations concerning financial accounting and reporting matters and HUD/FHA related audit procedures for Quad City Bank and Trust for 2010.

(3)	All other fees include out-of-pocket reimbursement for an electronic subscription to an accounting publication.

Audit Committee Approval Policy

Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee’s policy is to pre-approve, on a case-by-case basis, all audit and permissible non-audit services provided by any audit, tax consulting or general business consulting firm. All of the fees earned by McGladrey & Pullen described above were attributable to services pre-approved by the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding our common stock beneficially owned on December 31, 2011, by each director, by each executive officer named in the summary compensation table, by persons who are the beneficial owners of more than 5% of our common stock and by all directors and executive officers of QCR Holdings as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership of securities within 60 days of December 31, 2011.

	September 30,		September 30,
Name of Stockholder and Number of Persons in Group	Amount and Nature of Beneficial Ownership(1)		Percent of Class

Directors, Nominees and Named Executive Officers

Patrick S. Baird	57,663	(2)	1.1%
James J. Brownson	69,024	(3)	1.4%
Todd A. Gipple	47,688	(4)	1.0%
Larry J. Helling	86,239	(5)	1.8%
Douglas M. Hultquist	144,007	(6)	3.0%
Mark C. Kilmer	66,775	(7)	1.4%
John K. Lawson	54,351	(8)	1.1%
Charles M. Peters	29,119	(9)	*
Ronald G. Peterson	36,674	(10)	*
John A. Rife	23,766	(11)	*
Donna J. Sorensen	20,823	(12)	*
John D. Whitcher	23,004	(13)	*
Marie Z. Ziegler	19,319	(14)	*
All directors and executive officers as a group (16 persons)	877,380	(15)	18.0%
5% Stockholder
The Banc Funds Company, LLP**	347,151	(16)	7.3%

*	Less than 1%.

**	The Banc Funds Company, LLP, 20 North Wacker Drive, Suite 3300, Chicago, Illinois 60606.

(1)

Amounts reported include shares held directly, including certain shares subject to options, as well as shares held in retirement accounts, by certain members of the named individuals’ families or held by trusts of which the named individual is a trustee or substantial beneficiary. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and sole investment power over included shares. The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the following footnotes.

(2)

Includes 3,540 shares subject to options which are presently exercisable and over which Mr. Baird has no voting and sole investment power. Also includes 40,310 shares held jointly by Mr. Baird and his spouse and 13,813 shares held in a trust, over which he has shared voting and investment power. Excludes 160 option shares not presently exercisable.

(3)

Includes 10,890 shares subject to options which are presently exercisable and over which Mr. Brownson has no voting and sole investment power. Also includes 6,585 shares held jointly by Mr. Brownson and his spouse, 3,000 shares held by his spouse, 28,954 shares held in a trust, and 19,595 shares held in an IRA account, over which he has shared voting and investment power. Excludes 160 option shares not presently exercisable.

(4)

Includes 18,793 shares subject to options which are presently exercisable and over which Mr. Gipple has no voting and sole investment power. Also includes 1,199 shares held in an IRA account, 1,300 shares held by his children, 2,000 shares held by his spouse, 1,723 shares held in the 401(k) Plan, and 664 shares held in a trust, over which he has shared voting and investment power. Excludes 3,970 option shares not presently exercisable.

(5)

Includes 16,621 shares subject to options which are presently exercisable and over which shares Mr. Helling has no voting and sole investment power. Also includes 36,250 shares held in an IRA account, 4,150 shares held in a trust and 14,003 shares held in the 401(k) Plan, over which he has shared voting and investment power. Excludes 4,317 option shares not presently exercisable.

(6)

Includes 47,883 shares subject to options which are presently exercisable and over which Mr. Hultquist has no voting and sole investment power. Also includes 11,337 shares held by his spouse or for the benefit of his children, 4,050 shares held in an IRA account, 9,203 shares held in a trust and 17,050 shares in the 401(k) Plan, over which he has shared voting and investment power. Excludes 10,211 option shares not presently exercisable.

(7)

Includes 3,590 shares subject to options which are presently exercisable and over which Mr. Kilmer has no voting and sole investment power. Also includes 11,109 shares held by his spouse or children, 22,776 shares held in a trust and 3,375 shares held in an IRA account, over which he has shared voting and investment power. Excludes 160 option shares not presently exercisable.

(8)

Includes 3,390 shares subject to options which are presently exercisable and over which Mr. Lawson has no voting and sole investment power. Also includes 25,546 shares held in trust, over which shares he has shared voting and investment power. Excludes 160 option shares not presently exercisable.

(9)

Includes 2,090 shares subject to options which are presently exercisable and over which Mr. Peters has no voting and sole investment power. Also includes 10,500 shares held in an IRA account and 15,029 shares held in trust, over which he has shared voting and investment power. Excludes 60 option shares not presently exercisable.

(10)

Includes 3,540 shares subject to options which are presently exercisable and over which Mr. Peterson has no voting and sole investment power. Also includes 2,000 shares held in an IRA account and 25,059 shares held in a trust, over which he has shared voting and investment power. Excludes 160 option shares not presently exercisable.

(11)

Includes 2,490 shares subject to options which are presently exercisable and over which Mr. Rife has no voting and sole investment power. Also includes 10,533 shares held jointly by Mr. Rife and his spouse, 1,000 shares held by his spouse, and 9,743 shares held in a trust, over which he has shared voting and investment power. Excludes 160 option shares not presently exercisable.

(12)

Includes 1,590 shares subject to options which are presently exercisable and over which Ms. Sorensen has no voting and sole investment power. Also includes 6,825 shares held jointly and 11,208 shares held in a trust, over which she has shared voting and investment power. Excludes 60 option shares not presently exercisable.

(13)

Includes 1,140 shares subject to options which are presently exercisable and over which Mr. Whitcher has no voting and sole investment power. Also includes 15,157 shares held in a trust, over which he has shared voting and investment power. Excludes 60 option shares not presently exercisable.

(14)	Includes 11,215 shares held by Ms. Ziegler and her spouse and 8,104 shares held in a trust, over which she has shared voting and investment power.

(15)	Excludes 25,698 option shares not presently exercisable.

(16)

Includes shares held Banc Fund VI L.P., an Illinois Limited Partnership, Banc Fund VII L.P., an Illinois Limited Partnership, and Banc Fund VIII L.P., an Illinois Limited Partnership, as reported in a Schedule 13G/A filed on February 8, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the directors, executive officers and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the shares of common stock are traded. These persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us, and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2011, we are not aware of any failures to comply with the filing requirements of Section 16(a) during 2011 with the exception of the following: in March 2012, one report covering one transaction that occurred in 2010 was filed late by Mr. Ron Peterson.

TRANSACTIONS WITH MANAGEMENT AND DIRECTORS

Our directors and officers and their associates were customers of and had transactions with QCR Holdings and our subsidiaries during 2011. Additional transactions are expected to take place in the future. All outstanding loans, commitments to loan, and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features. All such loans are approved by the subsidiary banks’ board of directors in accordance with applicable bank regulatory requirements. Additionally, the Audit Committee considers any other non-lending transactions between us and a director to ensure that such transactions do not affect a director’s independence.

AUDIT COMMITTEE REPORT

The Audit Committee assists the board of directors in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of independent directors.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2011 with our management and McGladrey & Pullen, LLP, our independent registered public accounting firm. The committee has also discussed with McGladrey & Pullen, LLP the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from McGladrey & Pullen, LLP required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and McGladrey & Pullen, LLP, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the year ending December 31, 2011 for filing with the Securities and Exchange Commission.

Audit Committee:

James J. Brownson	John K. Lawson
Mark C. Kilmer	Marie Z. Ziegler

OTHER INFORMATION

A copy of the Annual Report on Form 10-K for the year ended December 31, 2011, accompanies this proxy statement.

By order of the Board of Directors

/s/ James J. Brownson	/s/ Douglas M. Hultquist
James J. Brownson Chairman of the Board	Douglas M. Hultquist President

Moline, Illinois

March 21, 2012

ALL STOCKHOLDERS ARE URGED TO SIGN

AND MAIL THEIR PROXIES PROMPTLY

Appendix A

QCR HOLDINGS, INC.

AMENDED AND RESTATED

EMPLOYEE STOCK PURCHASE PLAN

i

Table of Contents

(continued)

ii

QCR HOLDINGS, INC.

AMENDED AND RESTATED

EMPLOYEE STOCK PURCHASE PLAN

1. Purpose of the Plan

The purpose of the QCR HOLDINGS, INC. AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN (hereinafter referred to as the “Plan”) is to secure for QCR HOLDINGS, INC. (the “Company”), its Related Corporations and its stockholders the benefits of the incentive inherent in the ownership of the Company’s common stock by Employees. The Plan is intended to comply with the provisions of Code Section 423 and shall be administered, interpreted and construed in accordance with such provisions.

2. Definitions

When used herein, the following terms shall have the following meanings:

(a) Board. “Board” means the Board of Directors of the Company.

(b) Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(c) Committee. “Committee” means the Compensation Committee of the Board.

(d) Compensation. “Compensation” means the Employee’s earnings as will be reported in box 1 of the IRS Form W-2 for the applicable year.

(e) Employee. “Employee” means each employee of the Company and its Related Corporations.

(f) Enrollment Date. “Enrollment Date” means the first day of each Offering Period.

(g) Fair Market Value. “Fair Market Value” means, as of any date, the officially-quoted closing selling price of the Shares on such date on the principal national securities exchange on which the Shares are listed or admitted to trading (including the New York Stock Exchange, Nasdaq Stock Market, Inc. or such other market or exchange on which such prices are regularly quoted) or, if there have been no sales with respect to shares on such date, or if the shares are not so listed or admitted to trading, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Code Sections 422 and 409A.

(h) Grant Date. “Grant Date” means the first day of each Plan Year, or such other date as may be determined by the Committee in its sole discretion.

(i) Investment Date. “Investment Date” means the last day of each Plan Year, or such other date as may be determined by the Committee in its sole discretion.

(j) Offering Period. “Offering Period” means that period which begins on a Grant Date and ends on the immediately succeeding Investment Date.

(k) Participant. “Participant” means an Employee who has met the requirements of Section 3 and has elected to participate in the Plan pursuant to Section 4.

(l) Payroll Deduction Account. “Payroll Deduction Account” means the bookkeeping entry established by the Company for each Participant pursuant to Section 4.

(m) Plan Year. “Plan Year” means the fiscal year ending June 30.

(n) Purchase Right. “Purchase Right” means the option and right to purchase Shares in accordance with the terms of this Plan.

(o) Related Corporation. “Related Corporation” means a corporation which is a parent or subsidiary corporation with respect to the Company as defined in Code Section 424(e) or (f).

(p) Share. “Share” means one share of common stock, par value $1.00 per share, of the Company.

3. Eligibility

Each Employee shall be eligible to participate in the Plan beginning on the Enrollment Date coincident with or next following the date on which the Employee has been employed. The Committee shall retain the right to change the eligibility criteria for any Plan Year, in advance of such Plan Year, provided such criteria are permissible under Code Section 423.

4. Participation and Payroll Deductions

(a) Enrollment. Each Employee may elect to participate in the Plan for an Offering Period by completing an enrollment form prescribed by the Committee and returning it to the Company on or before the date specified by the Committee, which date shall precede the Employee’s Enrollment Date. Each Participant shall be advised before the beginning of each Offering Period of the method for determining the purchase price under Section 5.

(b) Amount of Deduction. The enrollment form shall specify a payroll deduction amount of up to 15% (in whole numbers) of Compensation which shall be withheld from the Participant’s regular paychecks, including bonus paychecks, for an Offering Period; provided, however, that no Employee shall be permitted to specify a deduction in excess of the amount necessary to accrue the ability to purchase more than $25,000, or such lesser amount as determined by the Committee, of the Fair Market Value of the Shares (determined at the time such Purchase Rights are granted) in each year in which the Purchase Right is outstanding; provided that the Employee may exercise a Purchase Right with respect to the aggregate of all Purchase Rights outstanding for all prior years provided that the purchase does not exceed $25,000 in Fair Market Value (as of the Grant Date) for each calendar year in which the Purchase Right was outstanding or such lesser amount as determined by the Board. The Committee in its sole discretion, may authorize payment in respect of any Purchase Right exercised hereunder by personal check.

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(c) Payroll Deduction Accounts. Each Participant’s payroll deduction shall be credited, as soon as practicable following the relevant pay date within an applicable Offering Period, to a Payroll Deduction Account, pending the purchase of Shares in accordance with the provisions of the Plan. All such amounts shall be assets of the Company and may be used by the Company for any corporate purpose. No interest shall accrue or be paid on amounts credited to a Payroll Deduction Account.

(d) Subsequent Offering Periods. Unless otherwise specified prior to the beginning of any Offering Period on an enrollment form prescribed by the Committee, a Participant shall be deemed to have elected to participate in each subsequent Offering Period for which the Participant is eligible to the same extent and in the same manner as at the end of the prior Offering Period based on the election form on file with the Company for such prior Offering Period.

(e) Change in Participation.

(i) At any time during an Offering Period, a Participant may cease participation in the Plan by completing and filing with the Company the form prescribed by the Committee at least ten (10) business days prior to the end of such Offering Period. Such cessation will become effective as soon as practicable following receipt of such form by the Company, whereupon no further payroll deductions will be made and the Company shall pay to such Participant an amount equal to the balance in the Participant’s Payroll Deduction Account (without interest thereon) as soon as practicable thereafter. To the extent then eligible, any Participant who ceased to participate may elect to participate again prior to any subsequent Enrollment Date.

(ii) Unless otherwise provided by the Committee, at any time during an Offering Period (but not more than once in any calendar quarter) a Participant may increase or decrease the percentage of Compensation subject to payroll deduction within the limits provided in Section 4(b) above, by filing the form prescribed by the Committee with the Company. Such increase or decrease shall become effective with the first pay period to which it may be practicably applied following receipt of such form.

(iii) Notwithstanding anything herein to the contrary, if the Committee determines under Section 5(b)(ii) to change the purchase price of the Shares, each Participant shall be advised in advance of the effective date of such change and afforded the opportunity to make a change in participation under Sections 4(e)(i) or 4(e)(ii) before such change in the purchase price takes effect.

(iv) Any Participant who receives a distribution under the Company’s 401(k) plan on account of a financial hardship, as determined under such plan, shall be suspended from participation in the Plan for the same period as such Participant’s participation in the 401(k) plan shall be suspended.

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5. Offerings

(a) Maximum Number of Shares. The Committee will implement the Plan by making offerings of Shares, in such number as determined by the Board, on each Grant Date until the maximum number of Shares available under the Plan have been issued pursuant to the exercise of Purchase Rights.

(b) Exercise of Purchase Rights.

(i) Subject to Section 5(c), on each Investment Date, each Participant shall be deemed, subject to Section 5(d), without any further action, to have exercised and purchased, the number of Shares determined by dividing the amount credited to the Participant’s Payroll Deduction Account on such date by the purchase price (as determined in Section 5(b)(ii) below).

(ii) The purchase price for each Share shall be expressed as a percentage of Fair Market Value on the Grant Date as shall be determined by the Committee, but in no event shall such purchase price be less than 85% of the Fair Market Value of such Share on the Grant Date.

(c) Oversubscription of Shares. If the total number of Shares for which Purchase Rights are exercised on any Investment Date exceeds the maximum number of Shares available under the Plan, the Company shall make an allocation of the Shares available for delivery and distribution among the Participants in as nearly a uniform manner as shall be practicable.

(d) Limitations on Grant and Exercise of Purchase Rights.

(i) No Purchase Right granted under this Plan shall permit a Participant to purchase Shares under all employee stock purchase plans (as defined under Code Section 423(b)) of the Company at a rate which, in the aggregate, exceeds $25,000 of the Fair Market Value of such Shares (determined as of the Grant Date) for each calendar year in which the Purchase Right is outstanding at any time.

(ii) No Employee who would own, immediately after the Grant Date, Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of Shares of the Company (a “5% Owner”) shall be granted a Purchase Right. For purposes of determining whether an Employee is a 5% Owner, the rules of Code Section 424(d) shall apply in determining the Share ownership of an individual and Shares which the Employee may purchase under outstanding Purchase Rights shall be treated as Shares owned by the Employee.

6. Distributions of Shares

(a) Annual Distributions. As soon as practicable following an Investment Date, Shares deemed purchased pursuant to Section 5(b) shall be distributed to the Participant.

(b) Termination of Employment. If a Participant’s employment with the Company terminates for any reason during a Plan Year, all amounts credited to the Participant’s Payroll Deduction Account (without interest thereon) shall be refunded to the Participant or, in the event of the Participant’s death, to the Participant’s estate, as soon as practicable.

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7. Rights as a Stockholder

When a Participant purchases Shares pursuant to the Plan, the Participant shall have all of the rights and privileges of a stockholder of the Company with respect to the Shares so purchased or credited, whether or not certificates representing such Shares shall have been issued.

8. Purchase Rights Not Transferable

Purchase Rights granted under the Plan are not transferable by a Participant and are exercisable during the Participant’s lifetime only by the Participant.

9. Common Stock

(a) Reserved Shares. Subject to the provisions of Section 10 relating to adjustments upon changes in the Company’s stock, there shall be reserved for the issuance and purchase under the Plan an aggregate of five hundred thousand four hundred (500,400) Shares, plus an annual increase to be added on the first day of each calendar year, commencing on January 1, 2013 and ending on January 1, 2020, equal to the least of (i) one percent (1%) of the Shares outstanding on each January 1 (rounded down to the nearest whole Share and calculated on a fully diluted basis (that is, assuming the exercise of all outstanding Purchase Rights, stock options and warrants to purchase Shares); (ii) five hundred thousand (500,000) Shares; or (iii) such number of Shares as determined by the Board, which number shall be less than (i) and (ii). Prior to the Effective Date of this amended and restated Plan, there were reserved for issuance and purchase under the Plan two hundred-fifty thousand four hundred (250,400) Shares. Shares subject to the Plan may be Shares now or hereafter authorized but unissued (or shares available in the open market), at the discretion of the Board.

(b) Restrictions on Exercise. In its sole discretion, the Board may require as conditions to the exercise of any Purchase Rights that Shares reserved for issuance upon the exercise of an Purchase Rights shall have been duly listed on any recognized national securities exchange, and that either a registration statement under the Securities Act of 1933, as amended, with respect to said Shares shall be effective, or the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is the Participant’s intention to purchase the Shares for investment only and not for resale or distribution.

(c) Restriction on Sale. Unless otherwise provided by the Committee, Shares purchased hereunder shall not be transferable by a Participant for a period of twelve (12) months immediately following the Investment Date on which such Shares were purchased.

(d) Registration of Shares. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Treasurer of the Company prior to the Investment Date applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

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10. Adjustment Upon Changes In Capitalization

In the event of a subdivision or consolidation of the outstanding Shares, or the payment of a stock dividend hereon, the number of Shares reserved or authorized to be reserved under this Plan shall be increased or decreased, as the case may be, proportionately, and such other adjustments shall be made as may be deemed necessary or equitable by the Board. In the event of any other change affecting the Shares, such adjustments shall be made as may be deemed equitable by the Board, in its sole discretion, to give proper effect to such event, subject to the limitations of Code Section 424.

11. Administration

(a) Appointment. The Plan shall be administered by the Committee provided that the Committee shall be comprised solely of at least two (2) non-employee disinterested directors appointed by the Board. A disinterested director is any member of the Board who is a “Non-Employee Director” within the meaning of paragraph (b)(3)(i) of Securities and Exchange Commission Rule 16b-3 (“Rule 16b-3”).

(b) Authority. Subject to the express provisions of the Plan, the Committee shall have authority and discretion to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan and such rules and regulations as may be in effect from time to time, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons. If and to the extent required by Rule 16b-3 or any successor exemption under which the Committee believes it is appropriate for the Plan to qualify, the Committee may restrict a Participant’s ability to participate in the Plan or sell any Shares received under the Plan for such period as the Committee deems appropriate or may impose such other conditions in connection with participation or distributions under the Plan as the Committee deems appropriate.

(c) Duties of Committee. The Committee shall establish and maintain records of the Plan and of each Payroll Deduction Account established for any Participant hereunder.

(d) Plan Expenses. The Company shall pay the fees and expenses of accountants, counsel, agents and other personnel and all other costs of administration of the Plan.

(e) Indemnification. To the maximum extent permitted by law, no member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on such member’s behalf in such member’s capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company’s own assets), each member of the Committee and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan or to the management or control of the assets of the Plan may be delegated or allocated, against any cost or expense (including fees, disbursements and other charges of legal counsel) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud, willful misconduct or bad faith. The foregoing shall not be deemed to limit the Company’s obligation to indemnify any member of the Committee under the Company’s Certificate of Incorporation or By-laws, or any other agreement between the Company and such member.

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12. Amendment and Termination

(a) Amendment. Subject to the provisions of Code Section 423, the Board may amend the Plan in any respect; provided, however, that the Plan may not be amended in any manner that will retroactively impair or otherwise adversely affect in any material manner the rights of any Participant to benefits under the Plan which have accrued prior to the date of such action.

(b) Adjustments Due to Financial Accounting. In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) altering the purchase price for any Offering Period including and Offering Period underway at the time of the change in purchase price;

(ii) shortening any Offering Period so that Offering Period ends on a new Investment Date, including an Offering Period underway at the time of the Board action; and

(iii) allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

(c) Termination. The Plan will terminate on the earlier of: (i) the date on which there are no additional Shares reserved for issuance under the Plan; or (ii) the tenth (10th) anniversary of the Effective Date. In addition, the Plan may be terminated at any time, in the sole discretion of the Board. In the event the Plan is terminated prior to any Investment Date, the Company shall pay to such Participant an amount equal to the balance in the Participant’s Payroll Deduction Account (without interest thereon) as soon as practicable thereafter.

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13. Effective Date

The Plan was adopted by the Board to be effective on July 1, 2012 (the “Effective Date”), subject to approval by the holders of the majority of Shares present and represented at an annual or special meeting of the stockholders held within twelve (12) months of the date the Plan is adopted.

14. Governmental and Other Regulations

The Plan and the grant and exercise of Purchase Rights to purchase Shares hereunder, and the Company’s obligations to sell and deliver Shares upon the exercise of Purchase Rights to purchase Shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as, in the opinion of counsel to the Company, may be required.

15. No Employment Rights

The Plan does not create, directly or indirectly, any right for the benefit of any Employee or class of Employees to purchase any Shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company’s right to terminate, or otherwise modify, an Employee’s employment at any time.

16. Withholding

As a condition to receiving Shares hereunder, the Company may require the Participant to make a cash payment to the Company of, or the Company may withhold from any Shares distributable under the Plan, an amount necessary to satisfy all federal, state, city or other taxes as may be required to be withheld in respect of such payments pursuant to any law or governmental regulation or ruling.

17. Offsets

To the extent permitted by law, the Company shall have the absolute right to withhold any amounts payable to any Participant under the terms of the Plan to the extent of any amount owed for any reason by such Participant to the Company and to set off and apply the amounts so withheld to payment of any such amounts owed to the Company, whether or not such amounts shall then be immediately due and payable and in such order or priority as among such amounts owed as the Committee, in its sole discretion, shall determine.

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18. Notices, Etc.

All elections, designations, requests, notices, instructions and other communications from a Participant to the Committee or the Company required or permitted under the Plan shall be in such form as is prescribed from time to time by the Committee, shall be mailed by first-class mail or delivered to such location as shall be specified by the Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof at such location.

19. Captions, Etc.

The captions of the Sections and subsections of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of the Plan. References to Sections herein are to the specified Sections of this Plan unless another reference is specifically stated. Wherever used herein, a singular number shall be deemed to include the plural unless a different meaning is required by the context.

20. Effect of Plan

The provisions of the Plan shall be binding upon, and inure to the benefit of, all successors of the Company and each Participant, including, without limitation, such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

21. Governing Law

The laws of the State of Iowa shall govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

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QCR HOLDINGS, INC. Annual Meeting of Stockholders May 2, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Please complete, date, sign and mail the detached proxy card in the enclosed postage-prepaid envelope. You may vote by: INTERNET proxy.ilstk.com (Must vote 2 days prior to meeting date.) TELEPHONE (Must 800.555.8140 vote 2 days prior to meeting date.) VOTER CONTROL NUMBER MAIL VOTE EITHER: With the Board of Directors on all Proposals (must sign below) OR Make individual selections below (must sign below) If please you plan check to the personally box below attend and the list Annual the names Meeting of attendees of Stockholders, on the reverse side. ATTENDANCE YES NO QCR HOLDINGS, INC. PROXY Proxy is Solicited By the Board of Directors For the Annual Meeting of Stockholders – May 2, 2012 The undersigned hereby appoints James J. Brownson and Douglas M. Hultquist, with full power of substitution, to act as attorneys and proxies for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of stockholders of QCR Holdings, Inc., to be held at i wireless Center, 1201 River Drive, Moline, Illinois, on Wednesday, May 2, 2012, at 10:00 a.m., local time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting. The Board of Directors recommends a vote “FOR” all of the nominees listed in Proposal 1, “FOR” Proposals 2, 4 and 5 and “Every Year” on Proposal 3. 1. To elect the following directors: FOR VOTE WITHHELD 01 James J. Brownson 02 Todd A. Gipple 03 Donna J. Sorensen 2. To approve, in a non-binding, advisory vote, the compensation of certain executive officers (“say-on-pay”): FOR AGAINST ABSTAIN 3. To approve in a non-binding, advisory vote, the frequency with which stockholders will vote on future say-on-pay proposals: EVERY YEAR EVERY TWO YEARS EVERY THREE YEARS ABSTAIN 4. To approve the QCR Holdings, Inc. Amended and Restated Employee Stock Purchase Plan: FOR AGAINST ABSTAIN 5. To ratify the appointment of independent registered public accountants: FOR AGAINST ABSTAIN This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” all of the nominees listed in Proposal 1, “FOR” Proposals 2, 4, and 5 and “Every Year” in Proposal 3. The undersigned acknowledges receipt from QCR Holdings, Inc., prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders and the Proxy Statement.